UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-21598)

Exact name of registrant as specified in charter:	Putnam RetirementReady Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period :	August 1, 2013 — July 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam RetirementReady® Funds

Annual report
7|31|14

A world of investing.®

Putnam INVESTMENTS

PUTNAM RETIREMENT READY FUNDS invest in a diversified mix of Putnam portfolios and funds to match the time horizons of retirement investors.

Putnam RetirementReady® Funds

Putnam RetirementReady 2055 Fund	Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2050 Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2045 Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2040 Fund	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2035 Fund	Putnam Retirement Income Fund Lifestyle 1

Annual report
7 | 31 | 14

Message from the Trustees	1

About the funds	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	25

Terms and definitions	30

Other information for shareholders	31

Important notice regarding Putnam’s privacy policy	32

Trustee approval of management contract	33

Financial statements	39

Federal tax information	114

Shareholder meeting results	115

About the Trustees	116

Officers	118

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the funds to achieve their targeted returns. In addition, under certain market conditions, the funds may accept greater volatility than would typically be the case, in order to seek their targeted return. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. There is no guarantee that the funds will provide adequate income at and through an investor’s retirement. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the funds.

Message from the Trustees

Dear Fellow Shareholder:

The first half of 2014 proved to be an exceptional time for U.S. equities, with markets exhibiting great resilience in the face of rising geopolitical strife around the world. Then, after hovering near record lows earlier in the year, volatility spiked in mid-summer, generated by escalating military conflicts in Ukraine, Iraq, and Gaza, as well as concern that the U.S. Federal Reserve would raise interest rates sooner than expected because of an improving U.S. economy.

We believe that the fundamentals of the U.S. economy and equity markets are sound. Unemployment has declined significantly and second-quarter GDP growth has reaccelerated after the weather-related slowdown in the first three months of 2014. The stock market advance appears to be on solid footing, in our opinion, with valuations in the middle of their historic ranges, a strong corporate earnings outlook, and a rise in merger-and-acquisition activity. Moreover, government bonds have generally performed well, as have other fixed-income securities.

Abroad, however, we note headwinds. Unemployment in Europe remains stubbornly high. Also, the European Union has imposed economic sanctions on Russia as a penalty for its annexation of Ukraine’s Crimea region, and these appear to be having a negative impact on Europe’s tentative recovery, which stalled in the second quarter.

The recent uptick in volatility and modest stock market retreat serve as a clear reminder that markets will experience inevitable ups and downs. That’s why Putnam offers a wide range of strategies for all environments, including products designed to manage risk during periods of higher volatility. As we advance into the second half of the year, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and tolerance for risk.

As always, thank you for investing with Putnam.

Putnam RetirementReady® Funds

Diversification that adjusts automatically over time

Diversifying and monitoring your retirement investments can pose a challenge, but Putnam RetirementReady Funds can make it a little easier.

Each fund invests in a combination of Putnam portfolios that provide exposure to the stock and bond markets and to Putnam Absolute Return Funds, which can use strategies that seek to reduce risks. A fund's target date corresponds to the year you expect to begin withdrawing assets — typically in retirement. Investment allocations favor stocks when the target date is far off and favor bonds and absolute return strategies as the target date draws closer.

While the funds offer these features, the principal value of the funds is not guaranteed at any time, including the target date. While diversification can help protect your returns from excessive volatility, you can still lose money.

UNDERLYING PUTNAM FUNDS RetirementReady Funds allocate your retirement savings across a series of underlying funds based on your targeted retirement date.	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Retirement Income Fund Lifestyle 1
Putnam Dynamic Asset Allocation Equity Fund	73%	66%	49%	28%	7%	0%	0%	0%	0%	0%
Putnam Dynamic Asset Allocation Growth Fund	16%	23%	39%	58%	68%	45%	12%	0%	0%	0%
Putnam Dynamic Asset Allocation Balanced Fund	0%	0%	0%	0%	6%	28%	50%	36%	9%	0%
Putnam Dynamic Asset Allocation Conservative Fund	0%	0%	0%	0%	0%	0%	2%	15%	30%	34%
Putnam Money Market Fund	1%	1%	1%	1%	2%	3%	4%	6%	6%	6%
Putnam Absolute Return 700 Fund®	8%	8%	8%	8%	10%	12%	14%	11%	4%	0%
Putnam Absolute Return 500 Fund®	2%	2%	2%	3%	4%	6%	8%	16%	26%	30%
Putnam Absolute Return 300 Fund®	0%	0%	0%	0%	1%	3%	7%	11%	17%	21%
Putnam Absolute Return 100 Fund®	1%	1%	2%	3%	3%	3%	4%	6%	8%	9%

ASSET CLASS WEIGHTING

Fixed Income
Equity
5%
7%
11%
16%
23%
32%
43%
55%
68%
75%
95%
93%
89%
84%
77%
68%
57%
45%
32%
25%

Fund allocations are based on each fund's strategic allocation to the underlying Putnam funds set forth in the most recent prospectus, but have been adjusted to reflect asset allocation decisions of the funds' managers since the date of the prospectus. Asset class weightings are hypothetical estimates based on strategic allocations to equity and fixed income of each Putnam Dynamic Asset Allocation Fund set forth in its prospectus, and assumptions that Putnam Money Market Fund, Putnam Absolute Return 100 Fund, and Putnam Absolute Return 300 Fund are equivalent to fixed income; Putnam Absolute Return 500 Fund is equivalent to 50% fixed income/50% equity; and Putnam Absolute Return 700 Fund is equivalent to equity. Actual allocations will vary. Because of rounding in the calculation of allocations among underlying Putnam funds and of asset class weighting, actual allocations may be more or less than these percentages, and total portfolio percentages may be more or less than 100%. For further information, please see the most recent prospectus.

2 RetirementReady® Funds

RetirementReady® Funds 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the table above do not reflect a sales charge of 4.00% for Retirement Income Fund Lifestyle 1 and 5.75% for all other funds; had they, returns would have been lower. See pages 5 and 11–24 for additional performance information. For a portion of the periods, the funds had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* With the exception of Putnam RetirementReady 2050 Fund and 2055 Fund (inceptions: 5/2/05 and 11/30/10, respectively), the inception of all share classes of the RetirementReady Funds is 11/1/04.

4	RetirementReady® Funds

Interview with your fund’s portfolio manager

How did Putnam RetirementReady® Funds perform for the 12-month reporting period ended July 31, 2014?

For most of the period, investors benefited from strong performance in U.S. equity markets. With the exceptions of January and July of 2014, the overall investing environment remained positive, as markets showed resiliency in the face of Federal Reserve tapering, geopolitical troubles around the globe, and a first-quarter slowdown related to harsh winter weather in the United States. With the RetirementReady Funds, we target underlying Putnam funds that seek to invest in less volatile, or “low-beta,” stocks. Our research has shown that low-beta stocks have historically provided better risk-adjusted returns for longer time periods compared with the overall market. Particularly later in the period, this strategy helped when market volatility increased. I am pleased to report that the portfolios delivered positive results for investors, with contributions coming from both asset allocation decisions and individual security selection.

What was the investment environment like during the 12-month period?

The first half of the period was generally a strong environment for stocks, as economic improvements globally helped propel corporate earnings across a variety of sectors. In late 2013, it was not clear when the Federal Reserve would begin reducing its $85 billion a

This chart shows performance of broad market indexes for the 12 months ended 7/31/14. See pages 4 and 11–24 for fund performance information. Index descriptions can be found on page 30.

RetirementReady® Funds	5

month in bond purchases. In mid-December, the Fed put the tapering question to rest, announcing it would scale back its bond purchases by $10 billion per month beginning in January 2014. Specifically, the Fed’s decision to reduce its economic stimulus program caused many to anticipate that interest rates would begin to climb, which would depress bond prices. During the final months of 2013, following the partial U.S. government shutdown in early October, equity markets around the world bounced back, posting record highs.

Calendar-year 2014 began mostly on a down note for market performance, with investors assuming a more risk-averse posture. Extremely harsh winter weather in the United States and some weak economic data releases, coupled with concerns about emerging-market economies, weighed on equity share prices. Interest-rate-sensitive assets performed relatively well, reflecting a preference for high-quality assets. Geopolitical tensions in a number of areas around the globe also caused Treasury bond prices to rise and interest rates to fall. After the contraction of GDP in the first three months of the year, however, the nation’s growth rate reaccelerated with a 4% expansion in the second quarter. By June, the market, as measured by the S&P 500 Index, had delivered five consecutive months of gains before slipping by –1.4% in July on escalating geopolitical troubles around the world.

What strategies added to portfolio performance on an absolute basis during the 12-month period?

In the underlying portfolios, we were overweight equities versus fixed income and favored the United States over Europe. After the selloff in July of this year, we added slightly to the portfolios’ equity positions when the market retreated. Within equities, positive performance was broad-based. Within the portfolios’ directional component — those strategies that are linked to the overall direction of markets — the largest contribution came from our U.S. equity exposure.

In general, the portfolios were overweight equities relative to each fund’s benchmark during the period. Within equities, we favored developed markets, particularly the United States, which we believed was the best place to be invested. Within Europe, the portfolios’ overweight to core eurozone countries like Germany and France helped offset any negative results from the escalating Russia–West sanctions war over Ukraine. We remained underweight in the portfolios to emerging markets, whose economies were experiencing slower growth.

Within a favorable environment for taking credit and liquidity risk, our credit strategies within fixed income were the big contributors. In the portfolios, our preference for credit-sensitive areas of fixed income, rather than those more reliant on interest rates, continued to benefit performance. Within fixed income, we were modestly underweight interest-rate-sensitive assets and favored credit-sensitive instruments such as high-yield bonds.

RetirementReady Funds allocate across a series of underlying Putnam funds based on targeted retirement dates. Putnam Absolute Return Funds, which are designed to pursue risk and return targets over a full market cycle regardless of market conditions, performed well and reduced portfolio volatility over the period. In Absolute Return 100 and 300 funds, returns were driven in the prepayment and credit (both mortgage and corporate) sectors. Exposure to collateralized mortgage obligations, specifically interest-only securities, was a significant contributor, as the pace of prepayments was slower than initially expected. Mortgage-backed credit holdings

6	RetirementReady® Funds

also aided returns as the U.S. economy was growing and the fundamentals and spreads within the sector remained attractive. Both high-yield and investment-grade corporate credit was also a driver of returns, as spreads continued to grind tighter. Within Absolute Return 500 and 700 funds, regional equity trades, which tended to favor U.S. equities over international markets, added value. In addition, the fixed-income alpha strategy, which primarily isolates mortgage credit and prepayment risk, was a key contributor.

What is your outlook for the portfolios and the global economy?

We expect equity markets to continue to make modest gains this year. In our view, stocks may be fully valued, but they are not overvalued. We believe that the U.S. economy will continue to grow and corporate earnings will remain solid. That said, we do not expect stocks to advance as much in 2014 as they did in 2013. We believe continued accommodative monetary policy from the Fed and other major central banks should provide a supportive backdrop for equity prices. Likewise, we believe that credit-sensitive assets such as high-yield bonds may continue to advance, albeit not as strongly as they did in 2013. Since our longer-term outlook is for rising rates, we will continue to be underweight interest-rate-sensitive assets in the portfolios and maintain a focus on equities, particularly U.S. stocks.

Thank you, Bob, for your time and insights today.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the funds’ managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the funds’ managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the funds. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

RetirementReady® Funds	7

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the funds’ investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Co-Head of Global Asset Allocation; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Since Russia’s annexation of Ukraine’s Crimea region in March, economic sanctions have escalated between Russia and the West. Russia’s weapons arsenal in this battle has included import bans on agricultural goods like U.S. chicken, Norwegian salmon, Dutch cheese, and Polish apples. As a minor trading partner of Russia, the United States will likely see little economic impact, but the sanctions come at a difficult time for Europe’s agricultural sector and the eurozone’s anemic economic recovery. Also harmed will be the Russian consumer, who will wind up paying more for goods as supplies dwindle. While Western sanctions earlier this year targeted Russia’s banks and its military and oil industries, Russia fired a retaliatory salvo in consumer sectors in early August, banning the import of meat, fish, dairy products, and other agricultural products from nations that have imposed sanctions on Russia. For now, disruption of the trade in Russian natural gas, vitally important to Russia’s export earnings and to Europe’s energy supply, appears to be off the table. But if the Ukrainian situation should deteriorate, sanctions in this critical sector could have far-reaching effects on both sides.

8	RetirementReady® Funds

Composition of the funds’ underlying investments

Historically, each Putnam RetirementReady® Fund invests, to varying degrees, in a variety of Putnam mutual funds. This section describes the goals and strategies of each of the underlying Putnam funds. For more information, please see the funds’ prospectus.

Putnam Absolute Return 100, 300, 500, and 700 Funds

Each fund pursues an “absolute return” strategy that seeks to earn a positive total return over a reasonable period of time (generally at least three years or more) regardless of market conditions or general market direction. Each fund seeks a return that exceeds that of U.S. Treasury bills by a targeted amount (the number of basis points specified in the fund’s name) on an annualized basis. For example, Absolute Return 500 Fund seeks to earn a total return of 500 basis points (or 5.00%) over the return on U.S. Treasury bills. The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility, and expected returns.

Putnam Dynamic Asset Allocation Equity Fund

The fund’s portfolio invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide and is designed for investors seeking long-term growth. The fund typically allocates approximately 75% of its assets to investments in U.S. companies and 25% of its assets to international companies, but allocations may vary. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Dynamic Asset Allocation Growth Fund

The fund’s portfolio invests mainly in equity securities (growth or value stocks or both) of U.S. and international companies of any size and is designed for investors seeking capital appreciation with moderate risk. The fund’s strategic equity weighting is 80% (the range is 65% to 95%), with the balance invested in a range of fixed-income investments. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Dynamic Asset Allocation Balanced Fund

The fund’s portfolio is diversified across stocks and bonds in global markets and is designed for investors seeking total return. The fund’s strategic equity allocation is 60% (the range is 45% to 75%), with the balance invested in a range of fixed-income investments. The Portfolio Managers can adjust the allocations based on market conditions.

Putnam Dynamic Asset Allocation Conservative Fund

The fund’s globally diversified portfolio emphasizes bonds over stocks and is designed for investors who want to protect the value of their investment while receiving regular income and protection against inflation. The strategic fixed-income allocation is 70% (with a range of 55% to 85%), with the balance invested in stocks and money market instruments. The Portfolio Managers can adjust allocations based on market conditions.

RetirementReady® Funds	9

Putnam Money Market Fund

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Allocations by fund as of 7/31/14

Underlying Putnam Fund	Putnam RetirementReady 2055 Fund	Putnam RetirementReady 2050 Fund	Putnam RetirementReady 2045 Fund	Putnam RetirementReady 2040 Fund	Putnam RetirementReady 2035 Fund	Putnam RetirementReady 2030 Fund	Putnam RetirementReady 2025 Fund	Putnam RetirementReady 2020 Fund	Putnam RetirementReady 2015 Fund	Putnam Retirement Income Fund Lifestyle 1

Putnam Dynamic Asset
Allocation Equity Fund	73.2%	65.6%	48.8%	28.2%	7.1%	0.0%	0.0%	0.0%	0.0%	0.0%

Putnam Dynamic Asset
Allocation Growth Fund	16.0%	23.3%	39.4%	58.3%	68.0%	45.1%	11.6%	0.0%	0.0%	0.0%

Putnam Dynamic Asset
Allocation Balanced Fund	0.0%	0.0%	0.0%	0.0%	5.8%	27.8%	49.5%	36.1%	9.3%	0.0%

Putnam Dynamic Asset
Allocation Conservative Fund	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.0%	15.4%	29.8%	34.0%

Putnam Money Market Fund	0.5%	0.5%	0.5%	0.5%	2.1%	3.2%	4.3%	5.5%	6.0%	6.0%

Putnam Absolute Return
700 Fund	7.5%	7.5%	7.5%	7.6%	9.5%	12.3%	13.6%	11.3%	4.2%	0.0%

Putnam Absolute Return
500 Fund	2.2%	2.2%	2.2%	2.7%	4.3%	5.5%	8.2%	15.5%	25.6%	30.0%

Putnam Absolute Return
300 Fund	0.0%	0.0%	0.0%	0.0%	0.7%	2.9%	6.5%	10.7%	17.3%	21.0%

Putnam Absolute Return
100 Fund	0.6%	0.9%	1.6%	2.7%	2.5%	3.2%	4.3%	5.5%	7.8%	9.0%

Percentages are based on net assets as of 7/31/14. Portfolio composition may vary over time. Due to rounding, percentages may not equal 100%.

10	RetirementReady® Funds

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

2055 Fund*

Life of fund	53.24%	44.43%	48.97%	45.97%	49.09%	49.09%	50.39%	45.13%	51.86%	54.61%
Annual average	12.35	10.55	11.48	10.87	11.51	11.51	11.77	10.69	12.07	12.62

3 years	41.20	33.09	37.89	34.89	38.00	38.00	39.04	34.18	40.09	42.15
Annual average	12.19	10.00	11.30	10.49	11.33	11.33	11.61	10.30	11.89	12.44

1 year	14.60	8.01	13.67	8.67	13.78	12.78	14.02	10.03	14.35	14.88

2050 Fund†

Life of fund	77.22%	67.03%	66.90%	66.90%	65.31%	65.31%	69.02%	63.11%	72.94%	81.23%
Annual average	6.38	5.70	5.69	5.69	5.58	5.58	5.83	5.43	6.10	6.63

5 years	86.87	76.12	80.03	78.03	80.08	80.08	82.26	75.88	84.48	89.27
Annual average	13.32	11.99	12.48	12.23	12.48	12.48	12.76	11.96	13.03	13.61

3 years	42.47	34.27	39.17	36.17	39.26	39.26	40.28	35.37	41.24	43.48
Annual average	12.52	10.32	11.65	10.84	11.67	11.67	11.94	10.62	12.20	12.79

1 year	14.45	7.87	13.57	8.57	13.58	12.58	13.85	9.87	14.13	14.73

2045 Fund‡

Life of fund	84.05%	73.46%	73.38%	73.38%	71.06%	71.06%	75.33%	69.19%	79.71%	88.50%
Annual average	6.45	5.81	5.80	5.80	5.66	5.66	5.92	5.54	6.19	6.71

5 years	85.06	74.42	78.17	76.17	78.21	78.21	80.48	74.16	82.69	87.34
Annual average	13.10	11.77	12.24	11.99	12.25	12.25	12.53	11.74	12.81	13.38

3 years	41.00	32.89	37.87	34.87	37.85	37.85	38.93	34.07	39.93	42.03
Annual average	12.14	9.94	11.30	10.48	11.29	11.29	11.58	10.27	11.85	12.41

1 year	14.01	7.45	13.17	8.17	13.12	12.12	13.43	9.46	13.72	14.25

RetirementReady® Funds	11

Fund performance Total return for periods ended 7/31/14 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

2040 Fund‡

Life of fund	83.24%	72.70%	72.52%	72.52%	70.36%	70.36%	74.43%	68.32%	78.84%	87.68%
Annual average	6.40	5.76	5.75	5.75	5.61	5.61	5.87	5.48	6.14	6.67

5 years	82.68	72.18	75.92	73.92	75.86	75.86	78.12	71.89	80.37	84.96
Annual average	12.81	11.48	11.96	11.70	11.95	11.95	12.24	11.44	12.52	13.09

3 years	39.20	31.20	36.12	33.12	36.14	36.14	37.10	32.30	38.18	40.25
Annual average	11.66	9.47	10.82	10.00	10.83	10.83	11.09	9.78	11.38	11.94

1 year	13.42	6.90	12.52	7.52	12.55	11.55	12.84	8.89	13.13	13.74

2035 Fund

Life of fund	78.22%	67.97%	67.80%	67.80%	65.70%	65.70%	69.73%	63.79%	73.72%	82.61%
Annual average	6.10	5.46	5.45	5.45	5.31	5.31	5.57	5.19	5.82	6.37

5 years	77.32	67.12	70.76	68.76	70.66	70.66	72.83	66.78	75.11	79.49
Annual average	12.14	10.82	11.30	11.03	11.28	11.28	11.56	10.77	11.86	12.41

3 years	35.49	27.70	32.42	29.42	32.42	32.42	33.47	28.79	34.46	36.50
Annual average	10.66	8.49	9.81	8.98	9.81	9.81	10.10	8.80	10.37	10.93

1 year	12.25	5.80	11.39	6.39	11.44	10.44	11.70	7.79	11.96	12.55

2030 Fund

Life of fund	71.89%	62.00%	61.83%	61.83%	59.76%	59.76%	63.64%	57.92%	67.76%	76.06%
Annual average	5.71	5.07	5.06	5.06	4.92	4.92	5.18	4.79	5.45	5.97

5 years	69.58	59.83	63.36	61.36	63.48	63.48	65.41	59.62	67.58	71.71
Annual average	11.14	9.83	10.31	10.04	10.33	10.33	10.59	9.80	10.88	11.42

3 years	30.70	23.18	27.83	24.83	27.88	27.88	28.77	24.26	29.82	31.70
Annual average	9.33	7.20	8.53	7.67	8.54	8.54	8.79	7.51	9.09	9.61

1 year	10.75	4.38	9.94	4.94	9.98	8.98	10.24	6.38	10.51	11.05

2025 Fund

Life of fund	63.79%	54.37%	54.29%	54.29%	52.24%	52.24%	55.98%	50.52%	59.89%	67.88%
Annual average	5.19	4.55	4.55	4.55	4.40	4.40	4.66	4.28	4.93	5.45

5 years	60.71	51.47	54.73	52.73	54.72	54.72	56.68	51.20	58.74	62.72
Annual average	9.95	8.66	9.12	8.84	9.12	9.12	9.40	8.62	9.68	10.23

3 years	25.96	18.72	23.22	20.22	23.17	23.17	24.09	19.75	25.09	26.94
Annual average	8.00	5.89	7.21	6.33	7.19	7.19	7.46	6.19	7.75	8.28

1 year	9.16	2.89	8.35	3.35	8.32	7.32	8.57	4.77	8.88	9.44

2020 Fund

Life of fund	52.51%	43.74%	43.59%	43.59%	41.76%	41.76%	45.21%	40.12%	48.89%	56.19%
Annual average	4.42	3.79	3.78	3.78	3.64	3.64	3.90	3.52	4.16	4.68

5 years	50.35	41.70	44.78	42.78	44.80	44.80	46.53	41.40	48.39	52.16
Annual average	8.50	7.22	7.68	7.38	7.68	7.68	7.94	7.17	8.21	8.76

3 years	20.64	13.71	17.98	14.98	18.00	18.00	18.81	14.65	19.74	21.52
Annual average	6.46	4.37	5.67	4.76	5.67	5.67	5.91	4.66	6.19	6.71

1 year	7.37	1.20	6.56	1.56	6.62	5.62	6.81	3.07	7.09	7.60

12	RetirementReady® Funds

Fund performance Total return for periods ended 7/31/14 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

2015 Fund

Life of fund	41.35%	33.23%	33.16%	33.16%	31.41%	31.41%	34.74%	30.02%	38.05%	44.89%
Annual average	3.61	2.98	2.98	2.98	2.84	2.84	3.10	2.73	3.36	3.87

5 years	38.57	30.61	33.45	31.45	33.46	33.46	35.17	30.44	36.84	40.34
Annual average	6.74	5.49	5.94	5.62	5.94	5.94	6.21	5.46	6.47	7.01

3 years	15.29	8.66	12.79	9.79	12.74	12.74	13.61	9.63	14.50	16.23
Annual average	4.86	2.81	4.09	3.16	4.08	4.08	4.35	3.11	4.62	5.14

1 year	5.73	–0.35	4.93	–0.07	4.94	3.94	5.21	1.53	5.49	5.99

Retirement Income Fund Lifestyle 1

Life of fund	35.41%	29.99%	27.50%	27.50%	25.98%	25.98%	30.01%	25.79%	32.13%	38.74%
Annual average	3.16	2.73	2.52	2.52	2.40	2.40	2.73	2.38	2.90	3.41

5 years	30.23	25.02	25.52	23.52	25.47	25.47	28.07	23.91	28.60	31.88
Annual average	5.42	4.57	4.65	4.31	4.64	4.64	5.07	4.38	5.16	5.69

3 years	12.60	8.10	10.14	7.14	10.11	10.11	11.80	8.16	11.72	13.46
Annual average	4.04	2.63	3.27	2.33	3.26	3.26	3.79	2.65	3.76	4.30

1 year	5.04	0.83	4.32	–0.68	4.25	3.25	4.82	1.41	4.78	5.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. The maximum sales charges for Retirement Income Fund Lifestyle 1 class A and M shares are 4.00% and 3.25%, respectively. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, these funds limited expenses, without which returns would have been lower.

For the funds with eight years of performance, class B share performance reflects conversion to class A shares after eight years.

* The inception date of Putnam RetirementReady 2055 Fund is 11/30/10, for all share classes.

† The inception date of Putnam RetirementReady 2050 Fund is 5/2/05, for all share classes.

‡ Because no class R shares of the fund were outstanding on 12/20/05 and 12/21/05, class R performance for the period from 12/19/05 to 12/21/05 is based on class A performance, adjusted for the applicable sales charge and the higher operating expenses for class R shares.

RetirementReady® Funds	13

Comparative index returns For periods ended 7/31/14

		Barclays U.S.
	S&P 500 Index	Aggregate Bond Index

Life of fund (since 11/1/04)*	109.44%	55.16%
Annual average	7.87	4.61

Life of fund, 2050 (since 5/2/05)†	102.79	53.65
Annual average	7.94	4.75

Life of fund, 2055 (since 11/30/10)‡	76.76	12.92
Annual average	16.81	3.37

5 years	117.28	24.42
Annual average	16.79	4.47

3 years	59.52	9.39
Annual average	16.84	3.04

1 year	16.94	3.97

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Inception date of all Putnam RetirementReady Funds with the exception of the 2050 and 2055 Funds.

† Inception date of Putnam RetirementReady 2050 Fund.

‡ Inception date of Putnam RetirementReady 2055 Fund.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,897 ($14,597 after contingent deferred sales charge) and $14,909 (contingent deferred sales charge no longer applies). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,513. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,186 and $15,461, respectively. See first page of performance section for performance calculation method.

14	RetirementReady® Funds

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,690 and $16,531, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,311. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,294 and $18,123, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,338 and $17,106, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,919. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,971 and $18,850, respectively. See first page of performance section for performance calculation method.

RetirementReady® Funds	15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,252 and $17,036, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,832. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,884 and $18,768, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,780 and $16,570, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,379. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,372 and $18,261, respectively. See first page of performance section for performance calculation method.

16	RetirementReady® Funds

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,183 and $15,976, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,792. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,776 and $17,606, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,429 and $15,224, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,052. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,989 and $16,788, respectively. See first page of performance section for performance calculation method.

RetirementReady® Funds	17

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,359 and $14,176, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,012. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,889 and $15,619, respectively. See first page of performance section for performance calculation method.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,316 and $13,141, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,002. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,805 and $14,489, respectively. See first page of performance section for performance calculation method.

18	RetirementReady® Funds

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,750 and $12,598, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $12,579. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,213 and $13,874, respectively. See first page of performance section for performance calculation method.

Fund price and distribution information For the 12-month period ended 7/31/14

2055 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.333		$0.266	$0.287	$0.288		$0.323	$0.358

Capital gains

Long-term gains	0.350		0.350	0.350	0.350		0.350	0.350

Short-term gains	0.617		0.617	0.617	0.617		0.617	0.617

Total	$1.300		$1.233	$1.254	$1.255		$1.290	$1.325

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/13	$11.67	$12.38	$11.62	$11.54	$11.65	$12.07	$11.65	$11.70

7/31/14	12.02	12.75	11.93	11.83	11.98	12.41	11.98	12.06

2050 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.412		$0.321	$0.339	$0.346		$0.384	$0.451

Capital gains	—		—	—	—		—	—

Total	$0.412		$0.321	$0.339	$0.346		$0.384	$0.451

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/13	$15.22	$16.15	$15.05	$14.96	$15.37	$15.93	$15.00	$15.27

7/31/14	16.99	18.03	16.76	16.64	17.14	17.76	16.72	17.05

RetirementReady® Funds	19

Fund price and distribution information For the 12-month period ended 7/31/14 cont.

2045 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.249		$0.147	$0.159	$0.168		$0.221	$0.291

Capital gains	—		—	—	—		—	—

Total	$0.249		$0.147	$0.159	$0.168		$0.221	$0.291

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/13	$16.77	$17.79	$15.43	$15.51	$16.34	$16.93	$17.13	$19.74

7/31/14	18.86	20.01	17.31	17.38	18.36	19.03	19.25	22.25

2040 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.280		$0.158	$0.207	$0.212		$0.235	$0.326

Capital gains	—		—	—	—		—	—

Total	$0.280		$0.158	$0.207	$0.212		$0.235	$0.326

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/13	$18.34	$19.46	$17.04	$16.92	$17.36	$17.99	$18.76	$21.18

7/31/14	20.51	21.76	19.01	18.83	19.37	20.07	20.98	23.75

2035 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.157		$0.054	$0.052	$0.105		$0.120	$0.203

Capital gains	—		—	—	—		—	—

Total	$0.157		$0.054	$0.052	$0.105		$0.120	$0.203

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/13	$18.55	$19.68	$17.17	$17.17	$17.93	$18.58	$17.84	$21.37

7/31/14	20.66	21.92	19.07	19.08	19.92	20.64	19.85	23.84

2030 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.156		$0.021	$0.039	$0.123		$0.121	$0.201

Capital gains	—		—	—	—		—	—

Total	$0.156		$0.021	$0.039	$0.123		$0.121	$0.201

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/13	$18.52	$19.65	$17.62	$17.64	$18.03	$18.68	$17.56	$20.98

7/31/14	20.35	21.59	19.35	19.36	19.75	20.47	19.28	23.09

20 RetirementReady® Funds

Fund price and distribution information For the 12-month period ended 7/31/14 cont.

2025 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.181		$0.049	$0.085	$0.069		$0.150	$0.230

Capital gains	—		—	—	—		—	—

Total	$0.181		$0.049	$0.085	$0.069		$0.150	$0.230

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/13	$19.06	$20.22	$17.84	$17.87	$18.09	$18.75	$17.85	$19.15

7/31/14	20.62	21.88	19.28	19.27	19.57	20.28	19.28	20.72

2020 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.181		$0.071	$0.074	$0.095		$0.157	$0.227

Capital gains	—		—	—	—		—	—

Total	$0.181		$0.071	$0.074	$0.095		$0.157	$0.227

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/13	$17.31	$18.37	$16.66	$16.71	$16.99	$17.61	$16.67	$19.26

7/31/14	18.40	19.52	17.68	17.74	18.05	18.70	17.69	20.49

2015 Fund

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.191		$0.110	$0.092	$0.103		$0.158	$0.238

Capital gains	—		—	—	—		—	—

Total	$0.191		$0.110	$0.092	$0.103		$0.158	$0.238

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/13	$17.21	$18.26	$16.69	$16.69	$16.98	$17.60	$16.62	$17.26

7/31/14	18.00	19.10	17.40	17.42	17.76	18.40	17.37	18.05

RetirementReady® Funds	21

Fund price and distribution information For the 12-month period ended 7/31/14 cont.

Retirement Income Fund Lifestyle 1

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		1	1	12		12	12

Income	$0.337		$0.263	$0.263	$0.293		$0.295	$0.380

Capital gains	—		—	—	—		—	—

Total	$0.337		$0.263	$0.263	$0.293		$0.295	$0.380

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/13	$16.98	$17.69	$16.86	$16.91	$17.02	$17.59	$16.97	$17.04

7/31/14	17.49	18.22	17.32	17.36	17.54	18.13	17.48	17.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares for all funds except Retirement Income Fund Lifestyle 1, for which the rates are 4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

2055 Fund*

Life of fund	55.92%	46.96%	51.72%	48.72%	51.86%	51.86%	53.16%	47.79%	54.52%	57.43%
Annual average	13.20	11.34	12.34	11.71	12.37	12.37	12.63	11.52	12.91	13.50

3 years	40.74	32.65	37.56	34.56	37.69	37.69	38.57	33.72	39.64	41.80
Annual average	12.07	9.88	11.22	10.40	11.25	11.25	11.49	10.17	11.77	12.35

1 year	22.26	15.23	21.29	16.29	21.36	20.36	21.64	17.39	21.90	22.64

2050 Fund†

Life of fund	80.35%	69.98%	69.85%	69.85%	68.39%	68.39%	72.18%	66.15%	76.14%	84.41%
Annual average	6.64	5.96	5.95	5.95	5.85	5.85	6.11	5.69	6.37	6.90

5 years	104.97	93.18	97.40	95.40	97.50	97.50	100.02	93.02	102.45	107.55
Annual average	15.43	14.08	14.57	14.34	14.58	14.58	14.87	14.06	15.15	15.72

3 years	42.00	33.83	38.80	35.80	38.90	38.90	39.93	35.04	40.98	43.02
Annual average	12.40	10.20	11.55	10.74	11.58	11.58	11.85	10.53	12.13	12.67

1 year	22.08	15.06	21.15	16.15	21.20	20.20	21.51	17.26	21.76	22.36

22 RetirementReady® Funds

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/14 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

2045 Fund‡

Life of fund	87.27%	76.50%	76.41%	76.41%	74.21%	74.21%	78.48%	72.23%	82.88%	91.80%
Annual average	6.70	6.05	6.05	6.05	5.91	5.91	6.17	5.78	6.44	6.97

5 years	102.87	91.20	95.43	93.43	95.33	95.33	97.84	90.92	100.32	105.36
Annual average	15.20	13.84	14.34	14.10	14.33	14.33	14.62	13.81	14.91	15.48

3 years	40.73	32.64	37.62	34.62	37.62	37.62	38.67	33.82	39.64	41.81
Annual average	12.06	9.87	11.23	10.42	11.23	11.23	11.51	10.20	11.77	12.35

1 year	21.43	14.45	20.58	15.58	20.56	19.56	20.87	16.64	21.17	21.74

2040 Fund‡

Life of fund	86.45%	75.73%	75.55%	75.55%	73.43%	73.43%	77.58%	71.36%	82.00%	90.92%
Annual average	6.66	6.00	5.99	5.99	5.86	5.86	6.12	5.73	6.39	6.92

5 years	100.27	88.76	92.77	90.77	92.81	92.81	95.11	88.28	97.57	102.62
Annual average	14.90	13.55	14.03	13.79	14.03	14.03	14.30	13.49	14.59	15.17

3 years	39.15	31.15	36.01	33.01	35.97	35.97	37.07	32.27	38.02	40.17
Annual average	11.64	9.46	10.79	9.97	10.78	10.78	11.08	9.77	11.34	11.91

1 year	20.67	13.74	19.79	14.79	19.75	18.75	20.07	15.87	20.32	20.95

2035 Fund

Life of fund	81.15%	70.74%	70.56%	70.56%	68.57%	68.57%	72.63%	66.58%	76.70%	85.59%
Annual average	6.34	5.69	5.68	5.68	5.55	5.55	5.81	5.42	6.06	6.60

5 years	94.21	83.04	87.01	85.01	87.03	87.03	89.36	82.73	91.74	96.60
Annual average	14.20	12.85	13.34	13.09	13.34	13.34	13.62	12.81	13.90	14.48

3 years	35.52	27.73	32.49	29.49	32.49	32.49	33.54	28.87	34.50	36.58
Annual average	10.66	8.50	9.83	9.00	9.83	9.83	10.12	8.82	10.38	10.95

1 year	18.91	12.07	18.06	13.06	18.04	17.04	18.36	14.22	18.67	19.24

2030 Fund

Life of fund	74.51%	64.47%	64.30%	64.30%	62.23%	62.23%	66.21%	60.40%	70.28%	78.65%
Annual average	5.93	5.28	5.27	5.27	5.13	5.13	5.40	5.01	5.66	6.18

5 years	85.53	74.86	78.61	76.61	78.69	78.69	80.87	74.54	83.17	87.84
Annual average	13.16	11.83	12.30	12.05	12.31	12.31	12.58	11.78	12.87	13.44

3 years	30.99	23.46	28.00	25.00	28.04	28.04	29.05	24.53	30.00	31.91
Annual average	9.42	7.28	8.58	7.72	8.59	8.59	8.87	7.59	9.14	9.67

1 year	16.59	9.89	15.72	10.72	15.68	14.68	16.03	11.97	16.27	16.86

2025 Fund

Life of fund	65.86%	56.32%	56.24%	56.24%	54.30%	54.30%	58.05%	52.52%	61.96%	69.91%
Annual average	5.37	4.73	4.72	4.72	4.59	4.59	4.85	4.46	5.11	5.64

5 years	74.37	64.34	67.98	65.98	68.00	68.00	70.10	64.15	72.31	76.66
Annual average	11.76	10.45	10.93	10.66	10.93	10.93	11.21	10.42	11.50	12.05

3 years	26.31	19.05	23.53	20.53	23.55	23.55	24.46	20.10	25.41	27.30
Annual average	8.10	5.98	7.30	6.42	7.30	7.30	7.57	6.30	7.84	8.38

1 year	13.89	7.34	12.99	7.99	13.08	12.08	13.34	9.37	13.66	14.16

RetirementReady® Funds 23

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/14 cont.

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

2020 Fund

Life of fund	54.00%	45.15%	45.00%	45.00%	43.20%	43.20%	46.73%	41.60%	50.41%	57.71%
Annual average	4.57	3.93	3.92	3.92	3.78	3.78	4.05	3.66	4.31	4.82

5 years	61.44	52.16	55.43	53.43	55.44	55.44	57.38	51.88	59.31	63.35
Annual average	10.05	8.76	9.22	8.94	9.22	9.22	9.49	8.72	9.76	10.31

3 years	21.09	14.13	18.43	15.43	18.31	18.31	19.25	15.08	20.13	21.96
Annual average	6.59	4.50	5.80	4.90	5.76	5.76	6.04	4.79	6.30	6.84

1 year	10.99	4.61	10.15	5.15	10.14	9.14	10.41	6.54	10.70	11.25

2015 Fund

Life of fund	42.30%	34.11%	34.05%	34.05%	32.39%	32.39%	35.72%	30.97%	39.01%	45.85%
Annual average	3.72	3.08	3.08	3.08	2.94	2.94	3.21	2.83	3.46	3.98

5 years	46.71	38.28	41.28	39.28	41.29	41.29	43.22	38.21	44.89	48.65
Annual average	7.97	6.70	7.16	6.85	7.16	7.16	7.45	6.69	7.70	8.25

3 years	15.65	9.00	13.08	10.08	13.10	13.10	13.96	9.97	14.80	16.59
Annual average	4.97	2.91	4.18	3.25	4.19	4.19	4.45	3.22	4.71	5.25

1 year	8.19	1.97	7.38	2.38	7.39	6.39	7.70	3.93	7.97	8.52

Retirement Income Fund Lifestyle 1

Life of fund	36.21%	30.76%	28.26%	28.26%	26.78%	26.78%	30.73%	26.48%	32.95%	39.46%
Annual average	3.25	2.81	2.61	2.61	2.48	2.48	2.81	2.46	2.99	3.50

5 years	38.76	33.21	33.63	31.63	33.72	33.72	36.33	31.90	37.04	40.41
Annual average	6.77	5.90	5.97	5.65	5.98	5.98	6.39	5.69	6.50	7.02

3 years	13.10	8.58	10.51	7.51	10.54	10.54	12.22	8.58	12.21	13.89
Annual average	4.19	2.78	3.39	2.44	3.40	3.40	3.92	2.78	3.92	4.43

1 year	7.02	2.74	6.18	1.18	6.23	5.23	6.73	3.26	6.71	7.20

* The inception date of Putnam RetirementReady 2055 Fund is 11/30/10, for all share classes.

† The inception date of Putnam RetirementReady 2050 Fund is 5/2/05, for all share classes.

‡ Because no class R shares of the fund were outstanding on 12/20/05 and 12/21/05, class R performance for the period from 12/19/05 to 12/21/05 is based on class A performance, adjusted for the applicable sales charge and the higher operating expenses for class R shares.

See the discussion following the fund performance tables on page 11 for information about the calculation of fund performance.

24 RetirementReady® Funds

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Putnam RetirementReady 2055 Fund

Net expenses for the fiscal year ended 7/31/13*	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Total annual operating expenses for the fiscal year
ended 7/31/13	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Annualized expense ratio for the six-month period
ended 7/31/14†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2050 Fund

Net expenses for the fiscal year ended 7/31/13*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Total annual operating expenses for the fiscal year
ended 7/31/13	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Annualized expense ratio for the six-month period
ended 7/31/14†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2045 Fund

Net expenses for the fiscal year ended 7/31/13*	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Total annual operating expenses for the fiscal year
ended 7/31/13	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Annualized expense ratio for the six-month period
ended 7/31/14†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2040 Fund

Net expenses for the fiscal year ended 7/31/13*	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Total annual operating expenses for the fiscal year
ended 7/31/13	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Annualized expense ratio for the six-month period
ended 7/31/14†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2035 Fund

Net expenses for the fiscal year ended 7/31/13*	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Total annual operating expenses for the fiscal year
ended 7/31/13	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Annualized expense ratio for the six-month period
ended 7/31/14†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2030 Fund

Net expenses for the fiscal year ended 7/31/13*	1.05%	1.80%	1.80%	1.55%	1.30%	0.80%

Total annual operating expenses for the fiscal year
ended 7/31/13	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Annualized expense ratio for the six-month period
ended 7/31/14†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

RetirementReady® Funds 25

Expense ratios cont.

	Class A	Class B	Class C	Class M	Class R	Class Y

Putnam RetirementReady 2025 Fund

Net expenses for the fiscal year ended 7/31/13*	1.02%	1.77%	1.77%	1.52%	1.27%	0.77%

Total annual operating expenses for the fiscal year
ended 7/31/13	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Annualized expense ratio for the six-month period
ended 7/31/14†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2020 Fund

Net expenses for the fiscal year ended 7/31/13*	0.99%	1.74%	1.74%	1.49%	1.24%	0.74%

Total annual operating expenses for the fiscal year
ended 7/31/13	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%

Annualized expense ratio for the six-month period
ended 7/31/14†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam RetirementReady 2015 Fund

Net expenses for the fiscal year ended 7/31/13*	0.95%	1.70%	1.70%	1.45%	1.20%	0.70%

Total annual operating expenses for the fiscal year
ended 7/31/13	1.06%	1.81%	1.81%	1.56%	1.31%	0.81%

Annualized expense ratio for the six-month period
ended 7/31/14†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Putnam Retirement Income Fund Lifestyle 1

Net expenses for the fiscal year ended 7/31/13*	0.93%	1.68%	1.68%	1.18%	1.18%	0.68%

Total annual operating expenses for the fiscal year
ended 7/31/13	1.05%	1.80%	1.80%	1.30%	1.30%	0.80%

Annualized expense ratio for the six-month period
ended 7/31/14†	0.25%	1.00%	1.00%	0.50%	0.50%	0.00%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and differs from that shown for the annualized expense ratio and in the financial highlights of this report. Prospectus expense information also includes the impact of acquired fund fees and expenses in which each fund invests (see table below), which are not included in financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

Putnam RetirementReady 2055 Fund	1.01%
Putnam RetirementReady 2050 Fund	0.99%
Putnam RetirementReady 2045 Fund	0.95%
Putnam RetirementReady 2040 Fund	0.90%
Putnam RetirementReady 2035 Fund	0.84%
Putnam RetirementReady 2030 Fund	0.80%
Putnam RetirementReady 2025 Fund	0.77%
Putnam RetirementReady 2020 Fund	0.74%
Putnam RetirementReady 2015 Fund	0.70%
Putnam Retirement Income Fund Lifestyle 1	0.68%

* Reflects Putnam Management’s decision to contractually limit expenses through 11/30/14.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one year data in the financial highlights. Excludes the expense ratios of the underlying Putnam mutual funds.

26 RetirementReady® Funds

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each fund from February 1, 2014, to July 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Putnam RetirementReady 2055 Fund

Expenses paid per $1,000*†	$1.28	$5.12	$5.12	$3.84	$2.56	$—

Ending value (after expenses)	$1,069.40	$1,065.20	$1,064.80	$1,065.80	$1,067.70	$1,070.10

Putnam RetirementReady 2050 Fund

Expenses paid per $1,000*†	$1.28	$5.12	$5.12	$3.84	$2.56	$—

Ending value (after expenses)	$1,068.60	$1,064.10	$1,064.60	$1,065.30	$1,066.30	$1,069.60

Putnam RetirementReady 2045 Fund

Expenses paid per $1,000*†	$1.28	$5.11	$5.11	$3.84	$2.56	$—

Ending value (after expenses)	$1,066.70	$1,062.60	$1,062.30	$1,063.70	$1,065.30	$1,067.70

Putnam RetirementReady 2040 Fund

Expenses paid per $1,000*†	$1.28	$5.11	$5.11	$3.83	$2.56	$—

Ending value (after expenses)	$1,064.30	$1,059.60	$1,060.20	$1,061.40	$1,062.80	$1,065.50

Putnam RetirementReady 2035 Fund

Expenses paid per $1,000*†	$1.28	$5.09	$5.09	$3.82	$2.55	$—

Ending value (after expenses)	$1,058.90	$1,054.80	$1,054.70	$1,056.20	$1,057.00	$1,060.00

Putnam RetirementReady 2030 Fund

Expenses paid per $1,000*†	$1.27	$5.08	$5.08	$3.81	$2.54	$—

Ending value (after expenses)	$1,051.10	$1,047.60	$1,047.60	$1,048.90	$1,050.10	$1,052.40

Putnam RetirementReady 2025 Fund

Expenses paid per $1,000*†	$1.27	$5.06	$5.06	$3.80	$2.53	$—

Ending value (after expenses)	$1,043.50	$1,039.90	$1,039.40	$1,041.00	$1,042.20	$1,044.90

Putnam RetirementReady 2020 Fund

Expenses paid per $1,000*†	$1.26	$5.04	$5.04	$3.78	$2.52	$—

Ending value (after expenses)	$1,035.50	$1,031.50	$1,031.40	$1,032.60	$1,033.90	$1,036.40

Putnam RetirementReady 2015 Fund

Expenses paid per $1,000*†	$1.26	$5.02	$5.02	$3.77	$2.51	$—

Ending value (after expenses)	$1,027.40	$1,024.10	$1,024.10	$1,025.40	$1,026.60	$1,029.10

Putnam Retirement Income Fund Lifestyle 1

Expenses paid per $1,000*†	$1.26	$5.01	$5.01	$2.51	$2.51	$—

Ending value (after expenses)	$1,024.80	$1,021.20	$1,021.20	$1,024.10	$1,023.60	$1,025.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

RetirementReady® Funds	27

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2014, use the following calculation method. To find the value of your investment on February 1, 2014, call Putnam at 1-800-225-1581.

28 RetirementReady® Funds

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in each of the RetirementReady funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Putnam RetirementReady
2055 Fund, 2050 Fund, 2045 Fund
2040 Fund, 2035 Fund, 2030 Fund
2025 Fund, 2020 Fund, 2015 Fund

Expenses paid per $1,000*†	$1.25	$5.01	$5.01	$3.76	$2.51	$—

Ending value (after expenses)	$1,023.55	$1,019.84	$1,019.84	$1,021.08	$1,022.32	$1,024.79

Putnam Retirement Income Fund Lifestyle 1

Expenses paid per $1,000*†	$1.25	$5.01	$5.01	$2.51	$2.51	$—

Ending value (after expenses)	$1,023.55	$1,019.84	$1,019.84	$1,022.32	$1,022.32	$1,024.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

RetirementReady® Funds 29

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares (4.00% for class A shares and 3.25% for class M shares of Retirement Income Fund Lifestyle 1).

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (Europe, Australasia, Far East) (ND) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

30 RetirementReady® Funds

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each fund will file a complete schedule of its  portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form  N-Q. Shareholders may obtain the fund’s Form  N-Q on the SEC’s website at www.sec.gov. In addition, a fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2014, Putnam employees had approximately $486,000,000 and the Trustees had approximately $134,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

RetirementReady® Funds	31

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

32 RetirementReady® Funds

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

RetirementReady® Funds 33

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate.

The Trustees also reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances

34 RetirementReady® Funds

did not warrant changes to the management fee structure of your fund.

Under their management contracts, the underlying Putnam funds in which your fund invests have the benefit of breakpoints in their management fee schedules that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. Some of the underlying Putnam funds’ management contracts also provide for performance fees. The Trustees concluded that the fee schedules in effect for the underlying Putnam funds in which your fund invests represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, effective through at least November 30, 2015, Putnam Management will reimburse all other expenses of your fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses). Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the following quintiles in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

Total
expenses
(quintile)

Putnam RetirementReady 2055 Fund
(“2055 Fund”)	5th

Putnam RetirementReady 2050 Fund
(“2050 Fund”)	5th

Putnam RetirementReady 2045 Fund
(“2045 Fund”)	5th

Putnam RetirementReady 2040 Fund
(“2040 Fund”)	4th

Putnam RetirementReady 2035 Fund
(“2035 Fund”)	3rd

Putnam RetirementReady 2030 Fund
(“2030 Fund”)	2nd

Putnam RetirementReady 2025 Fund
(“2025 Fund”)	3rd

Putnam RetirementReady 2020 Fund
(“2020 Fund”)	3rd

Putnam RetirementReady 2015 Fund
(“2015 Fund”)	3rd

Putnam Retirement Income Fund Lifestyle 1
(“Lifestyle 1 Fund”)	4th

RetirementReady® Funds 35

(Total expenses reflect the fees and expenses borne directly by the Putnam RetirementReady® Funds and the competitive funds included in the custom Lipper peer groups, as well as the underlying funds’ net fees and expenses, which the Putnam RetirementReady® Funds and the funds included in the custom Lipper peer groups bear indirectly.)

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does

36 RetirementReady® Funds

not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of the Lifestyle 1 Fund, the Trustees considered that the fund’s class A shares cumulative total return performance was positive over the one-year, three-year, and five-year periods ended December 31, 2013. In the case of the 2055 Fund ( which commenced operations on November 30, 2010 and had a track record of only thirty-seven months), the Trustees considered that the fund’s class A share cumulative total return performance at net asset value was positive over the one-year and three-year periods ended December 31, 2013, exceeded the return its benchmark over the one-year period and trailed the return of its benchmark over the three-year period. In the case of each of the other Putnam RetirementReady® Funds, the Trustees considered information about the fund’s total return and its performance relative to its benchmark for the one-year, three-year, and five-year periods ended December 31, 2013. Over the one-year, three-year and five-year periods, each fund’s class A share cumulative total return performance at net asset value was positive and exceeded the return of its benchmark. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for any of the Putnam RetirementReady® Funds. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund

RetirementReady® Funds	37

for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

38 RetirementReady® Funds

Financial statements

A note about your fund’s auditors

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s fiscal year, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

RetirementReady® Funds 39

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam RetirementReady® Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the funds constituting the Putnam RetirementReady Funds (Putnam RetirementReady 2055 Fund, Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, Putnam RetirementReady 2015 Fund, Putnam Retirement Income Fund Lifestyle 1) (collectively, the “funds”) at July 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2014 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 11, 2014

40 RetirementReady® Funds

The funds’ portfolios 7/31/14

Putnam RetirementReady 2055 Fund	Shares	Value

Absolute Return Funds (10.4%)*
Putnam Absolute Return 100 Fund Class Y †††	1,389	$14,278

Putnam Absolute Return 300 Fund Class Y †††	—	—

Putnam Absolute Return 500 Fund Class Y †††	4,441	51,870

Putnam Absolute Return 700 Fund Class Y †††	14,134	175,966

Total Absolute Return Funds (cost $243,094)		$242,114

Asset Allocation Funds (89.2%)*
Putnam Dynamic Asset Allocation Balanced Fund Class Y †††	—	$—

Putnam Dynamic Asset Allocation Conservative Fund Class Y †††	—	—

Putnam Dynamic Asset Allocation Equity Fund Class Y †††	130,602	1,712,193

Putnam Dynamic Asset Allocation Growth Fund Class Y †††	21,315	374,300

Total Asset Allocation Funds (cost $2,059,568)		$2,086,493

Fixed Income Funds (0.5%)*
Putnam Money Market Fund Class A †††	10,938	$10,938

Total Fixed Income Funds (cost $10,938)		$10,938

Total Investments (cost $2,313,600)		$2,339,545

* Percentages indicated are based on net assets of $2,338,895

Putnam RetirementReady 2050 Fund	Shares	Value

Absolute Return Funds (10.7%)*
Putnam Absolute Return 100 Fund Class Y †††	10,847	$111,507

Putnam Absolute Return 300 Fund Class Y †††	—	—

Putnam Absolute Return 500 Fund Class Y †††	23,115	269,987

Putnam Absolute Return 700 Fund Class Y †††	73,554	915,748

Total Absolute Return Funds (cost $1,286,673)		$1,297,242

Asset Allocation Funds (88.9%)*
Putnam Dynamic Asset Allocation Balanced Fund Class Y †††	—	$—

Putnam Dynamic Asset Allocation Conservative Fund Class Y †††	—	—

Putnam Dynamic Asset Allocation Equity Fund Class Y †††	609,064	7,984,833

Putnam Dynamic Asset Allocation Growth Fund Class Y †††	161,525	2,836,380

Total Asset Allocation Funds (cost $10,421,770)		$10,821,213

Fixed Income Funds (0.5%)*
Putnam Money Market Fund Class A †††	55,413	$55,413

Total Fixed Income Funds (cost $55,413)		$55,413

Total Investments (cost $11,763,856)		$12,173,868

* Percentages indicated are based on net assets of $12,171,109

RetirementReady® Funds	41

The funds’ portfolios 7/31/14 cont.

Putnam RetirementReady 2045 Fund	Shares	Value

Absolute Return Funds (11.4%)*
Putnam Absolute Return 100 Fund Class Y †††	29,296	$301,160

Putnam Absolute Return 300 Fund Class Y †††	—	—

Putnam Absolute Return 500 Fund Class Y †††	35,126	410,275

Putnam Absolute Return 700 Fund Class Y †††	111,791	1,391,798

Total Absolute Return Funds (cost $2,088,391)		$2,103,233

Asset Allocation Funds (88.2%)*
Putnam Dynamic Asset Allocation Balanced Fund Class Y †††	—	$—

Putnam Dynamic Asset Allocation Conservative Fund Class Y †††	—	—

Putnam Dynamic Asset Allocation Equity Fund Class Y †††	688,679	9,028,580

Putnam Dynamic Asset Allocation Growth Fund Class Y †††	415,159	7,290,201

Total Asset Allocation Funds (cost $15,690,399)		$16,318,781

Fixed Income Funds (0.5%)*
Putnam Money Market Fund Class A †††	84,441	$84,441

Total Fixed Income Funds (cost $84,441)		$84,441

Total Investments (cost $17,863,231)		$18,506,455

* Percentages indicated are based on net assets of $18,502,580

Putnam RetirementReady 2040 Fund	Shares	Value

Absolute Return Funds (13.1%)*
Putnam Absolute Return 100 Fund Class Y †††	66,706	$685,738

Putnam Absolute Return 300 Fund Class Y †††	—	—

Putnam Absolute Return 500 Fund Class Y †††	58,167	679,393

Putnam Absolute Return 700 Fund Class Y †††	152,847	1,902,949

Total Absolute Return Funds (cost $3,241,134)		$3,268,080

Asset Allocation Funds (86.5%)*
Putnam Dynamic Asset Allocation Balanced Fund Class Y †††	—	$—

Putnam Dynamic Asset Allocation Conservative Fund Class Y †††	—	—

Putnam Dynamic Asset Allocation Equity Fund Class Y †††	536,971	7,039,686

Putnam Dynamic Asset Allocation Growth Fund Class Y †††	828,873	14,555,016

Total Asset Allocation Funds (cost $20,567,924)		$21,594,702

Fixed Income Funds (0.5%)*
Putnam Money Market Fund Class A †††	113,705	$113,705

Total Fixed Income Funds (cost $113,705)		$113,705

Total Investments (cost $23,922,763)		$24,976,487

* Percentages indicated are based on net assets of $24,970,950

42 RetirementReady® Funds

The funds’ portfolios 7/31/14 cont.

Putnam RetirementReady 2035 Fund	Shares	Value

Absolute Return Funds (17.1%)*
Putnam Absolute Return 100 Fund Class Y †††	87,355	$898,011

Putnam Absolute Return 300 Fund Class Y †††	23,348	252,857

Putnam Absolute Return 500 Fund Class Y †††	131,020	1,530,315

Putnam Absolute Return 700 Fund Class Y †††	270,222	3,364,265

Total Absolute Return Funds (cost $5,977,187)		$6,045,448

Asset Allocation Funds (80.8%)*
Putnam Dynamic Asset Allocation Balanced Fund Class Y †††	140,902	$2,054,356

Putnam Dynamic Asset Allocation Conservative Fund Class Y †††	—	—

Putnam Dynamic Asset Allocation Equity Fund Class Y †††	191,218	2,506,864

Putnam Dynamic Asset Allocation Growth Fund Class Y †††	1,367,370	24,011,015

Total Asset Allocation Funds (cost $26,762,321)		$28,572,235

Fixed Income Funds (2.1%)*
Putnam Money Market Fund Class A †††	737,332	$737,332

Total Fixed Income Funds (cost $737,332)		$737,332

Total Investments (cost $33,476,840)		$35,355,015

* Percentages indicated are based on net assets of $35,347,603

Putnam RetirementReady 2030 Fund	Shares	Value

Absolute Return Funds (24.0%)*
Putnam Absolute Return 100 Fund Class Y †††	141,216	$1,451,700

Putnam Absolute Return 300 Fund Class Y †††	122,161	1,323,000

Putnam Absolute Return 500 Fund Class Y †††	211,656	2,472,144

Putnam Absolute Return 700 Fund Class Y †††	441,886	5,501,487

Total Absolute Return Funds (cost $10,615,695)		$10,748,331

Asset Allocation Funds (72.8%)*
Putnam Dynamic Asset Allocation Balanced Fund Class Y †††	852,965	$12,436,228

Putnam Dynamic Asset Allocation Conservative Fund Class Y †††	—	—

Putnam Dynamic Asset Allocation Equity Fund Class Y †††	—	—

Putnam Dynamic Asset Allocation Growth Fund Class Y †††	1,145,409	20,113,380

Total Asset Allocation Funds (cost $30,210,125)		$32,549,608

Fixed Income Funds (3.2%)*
Putnam Money Market Fund Class A †††	1,427,959	$1,427,959

Total Fixed Income Funds (cost $1,427,959)		$1,427,959

Total Investments (cost $42,253,779)		$44,725,898

* Percentages indicated are based on net assets of $44,715,630

RetirementReady® Funds 43

The funds’ portfolios 7/31/14 cont.

Putnam RetirementReady 2025 Fund	Shares	Value

Absolute Return Funds (32.8%)*
Putnam Absolute Return 100 Fund Class Y †††	191,667	$1,970,334

Putnam Absolute Return 300 Fund Class Y †††	276,550	2,995,037

Putnam Absolute Return 500 Fund Class Y †††	318,733	3,722,797

Putnam Absolute Return 700 Fund Class Y †††	493,499	6,144,068

Total Absolute Return Funds (cost $14,664,689)		$14,832,236

Asset Allocation Funds (63.0%)*
Putnam Dynamic Asset Allocation Balanced Fund Class Y †††	1,534,004	$22,365,779

Putnam Dynamic Asset Allocation Conservative Fund Class Y †††	81,815	908,964

Putnam Dynamic Asset Allocation Equity Fund Class Y †††	—	—

Putnam Dynamic Asset Allocation Growth Fund Class Y †††	297,558	5,225,124

Total Asset Allocation Funds (cost $26,592,119)		$28,499,867

Fixed Income Funds (4.3%)*
Putnam Money Market Fund Class A †††	1,946,957	$1,946,957

Total Fixed Income Funds (cost $1,946,957)		$1,946,957

Total Investments (cost $43,203,765)		$45,279,060

* Percentages indicated are based on net assets of $45,268,840

Putnam RetirementReady 2020 Fund	Shares	Value

Absolute Return Funds (43.2%)*
Putnam Absolute Return 100 Fund Class Y †††	210,297	$2,161,852

Putnam Absolute Return 300 Fund Class Y †††	390,521	4,229,340

Putnam Absolute Return 500 Fund Class Y †††	516,808	6,036,321

Putnam Absolute Return 700 Fund Class Y †††	351,730	4,379,034

Total Absolute Return Funds (cost $16,636,922)		$16,806,547

Asset Allocation Funds (51.4%)*
Putnam Dynamic Asset Allocation Balanced Fund Class Y †††	959,655	$13,991,767

Putnam Dynamic Asset Allocation Conservative Fund Class Y †††	540,407	6,003,926

Putnam Dynamic Asset Allocation Equity Fund Class Y †††	—	—

Putnam Dynamic Asset Allocation Growth Fund Class Y †††	—	—

Total Asset Allocation Funds (cost $18,783,476)		$19,995,693

Fixed Income Funds (5.5%)*
Putnam Money Market Fund Class A †††	2,139,225	$2,139,225

Total Fixed Income Funds (cost $2,139,225)		$2,139,225

Total Investments (cost $37,559,623)		$38,941,465

* Percentages indicated are based on net assets of $38,931,051

44 RetirementReady® Funds

The funds’ portfolios 7/31/14 cont.

Putnam RetirementReady 2015 Fund	Shares	Value

Absolute Return Funds (55.1%)*
Putnam Absolute Return 100 Fund Class Y †††	220,373	$2,265,431

Putnam Absolute Return 300 Fund Class Y †††	466,536	5,052,590

Putnam Absolute Return 500 Fund Class Y †††	630,718	7,366,792

Putnam Absolute Return 700 Fund Class Y †††	96,600	1,202,669

Total Absolute Return Funds (cost $15,769,425)		$15,887,482

Asset Allocation Funds (39.0%)*
Putnam Dynamic Asset Allocation Balanced Fund Class Y †††	182,693	$2,663,665

Putnam Dynamic Asset Allocation Conservative Fund Class Y †††	772,736	8,585,095

Putnam Dynamic Asset Allocation Equity Fund Class Y †††	—	—

Putnam Dynamic Asset Allocation Growth Fund Class Y †††	—	—

Total Asset Allocation Funds (cost $10,822,919)		$11,248,760

Fixed Income Funds (6.0%)*
Putnam Money Market Fund Class A †††	1,727,855	$1,727,855

Total Fixed Income Funds (cost $1,727,855)		$1,727,855

Total Investments (cost $28,320,199)		$28,864,097

* Percentages indicated are based on net assets of $28,857,274

Putnam Retirement Income Fund Lifestyle 1	Shares	Value

Absolute Return Funds (60.2%)*
Putnam Absolute Return 100 Fund Class Y †††	168,225	$1,729,351

Putnam Absolute Return 300 Fund Class Y †††	374,673	4,057,707

Putnam Absolute Return 500 Fund Class Y †††	488,948	5,710,914

Putnam Absolute Return 700 Fund Class Y †††	—	—

Total Absolute Return Funds (cost $11,383,818)		$11,497,972

Asset Allocation Funds (33.9%)*
Putnam Dynamic Asset Allocation Balanced Fund Class Y †††	—	$—

Putnam Dynamic Asset Allocation Conservative Fund Class Y †††	583,216	6,479,527

Putnam Dynamic Asset Allocation Equity Fund Class Y †††	—	—

Putnam Dynamic Asset Allocation Growth Fund Class Y †††	—	—

Total Asset Allocation Funds (cost $6,277,953)		$6,479,527

Fixed Income Funds (6.0%)*
Putnam Money Market Fund Class A †††	1,142,275	$1,142,275

Total Fixed Income Funds (cost $1,142,275)		$1,142,275

Total Investments (cost $18,804,046)		$19,119,774

* Percentages indicated are based on net assets of $19,115,153

RetirementReady® Funds 45

The funds’ portfolios 7/31/14 cont.

Notes to the funds’ portfolios

Unless noted otherwise, the notes to the funds’ portfolios are for the close of each fund’s reporting period, which ran from August 1, 2013 through July 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

††† Affiliated Company (Note 5).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of each fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the funds’ net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3	Total

Putnam RetirementReady 2055 Fund	$2,339,545	$—	$—	$2,339,545

Putnam RetirementReady 2050 Fund	12,173,868	—	—	12,173,868

Putnam RetirementReady 2045 Fund	18,506,455	—	—	18,506,455

Putnam RetirementReady 2040 Fund	24,976,487	—	—	24,976,487

Putnam RetirementReady 2035 Fund	35,355,015	—	—	35,355,015

Putnam RetirementReady 2030 Fund	44,725,898	—	—	44,725,898

Putnam RetirementReady 2025 Fund	45,279,060	—	—	45,279,060

Putnam RetirementReady 2020 Fund	38,941,465	—	—	38,941,465

Putnam RetirementReady 2015 Fund	28,864,097	—	—	28,864,097

Putnam Retirement Income Fund Lifestyle 1	19,119,774	—	—	19,119,774

The accompanying notes are an integral part of these financial statements.

46 RetirementReady® Funds

Statements of assets and liabilities 7/31/14

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement-
	Ready	Ready	Ready	Ready	Ready
ASSETS	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund

Investments in affiliated
underlying Putnam Funds,
at value (Notes 1 and 5)	$2,339,545	$12,173,868	$18,506,455	$24,976,487	$35,355,015

Receivable for income
distributions from underlying
Putnam Fund shares	—	—	—	1	7

Receivable for shares of
the fund sold	3,898	7,993	5,036	20,260	31,130

Receivable for investments sold	3,749	340,236	17,316	86,725	61,168

Prepaid asset	15,517	30,120	13,088	12,742	12,812

Receivable from Manager
(Note 2)	—	—	4,895	11,589	19,001

Total assets	2,362,709	12,552,217	18,546,790	25,107,804	35,479,133

LIABILITIES

Payable for shares of
the fund repurchased	—	336,561	9,834	79,832	54,840

Payable for investments
purchased	7,648	11,669	12,518	27,154	37,465

Payable for distribution fees
(Note 2)	649	2,759	3,875	5,537	7,412

Payable for reports to shareholders 1,564		2,707	3,293	4,434	4,330

Payable for auditing and tax fee	1,371	8,884	12,773	17,627	25,209

Other accrued expenses	1,323	1,764	1,917	2,270	2,274

Deferred reimbursal from Manager
(Note 2)	11,259	16,764	—	—	—

Total liabilities	23,814	381,108	44,210	136,854	131,530

Net assets	$2,338,895	$12,171,109	$18,502,580	$24,970,950	$35,347,603

REPRESENTED BY

Paid-in-capital (unlimited shares
authorized) (Notes 1 and 4)	$2,145,555	$14,717,860	$24,688,411	$32,753,999	$46,413,391

Undistributed net investment
income (Distributions in excess
of net investment income)
(Note 1)	(3,238)	29,999	272,548	279,759	475,290

Accumulated net realized
gain (loss) on investments
(Note 1)	170,633	(2,986,762)	(7,101,603)	(9,116,532)	(13,419,253)

Net unrealized appreciation
of investments	25,945	410,012	643,224	1,053,724	1,878,175

Total — Representing net
assets applicable to
capital outstanding	$2,338,895	$12,171,109	$18,502,580	$24,970,950	$35,347,603

(Continued on next page)

Retirement Ready® Funds 47

Statements of assets and liabilities 7/31/14 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
COMPUTATION OF	Retirement-	Retirement-	Retirement-	Retirement-	Retirement-
NET ASSET VALUE	Ready	Ready	Ready	Ready	Ready
AND OFFERING PRICE	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund

Computation of net asset value, offering price and redemption price Class A
Net Assets	$568,374	$4,423,145	$9,372,626	$12,384,463	$17,698,732

Number of shares outstanding	47,296	260,369	496,979	603,917	856,780

Net asset value and redemption price	$12.02	$16.99	$18.86	$20.51	$20.66

Offering price per class A share
(100/94.25 of Class A net
asset value)*	$12.75	$18.03	$20.01	$21.76	$21.92

Computation of net asset value and offering price Class B
Net Assets	$54,974	$283,662	$273,577	$698,411	$1,061,258

Number of shares outstanding	4,607	16,924	15,804	36,733	55,646

Net asset value and offering price***	$11.93	$16.76	$17.31	$19.01	$19.07

Computation of net asset value and offering price Class C
Net Assets	$391,396	$409,216	$401,178	$632,281	$654,551

Number of shares outstanding	33,092	24,596	23,078	33,575	34,304

Net asset value and offering price***	$11.83	$16.64	$17.38	$18.83	$19.08

Computation of net asset value, offering price and redemption price Class M
Net Assets	$29,818	$51,817	$127,667	$78,236	$298,457

Number of shares outstanding	2,488	3,023	6,954	4,039	14,984

Net asset value and redemption price	$11.98	$17.14	$18.36	$19.37	$19.92

Offering price per class M share
(100/96.50 of Class M net
asset value)*	$12.41	$17.76	$19.03	$20.07	$20.64

Computation of net asset value, offering price and redemption price Class R
Net Assets	$281,660	$2,553,486	$2,783,914	$3,893,641	$4,334,288

Number of shares outstanding	23,517	152,683	144,630	185,561	218,325

Net asset value, offering price
and redemption value	$11.98	$16.72	$19.25	$20.98	$19.85

Computation of net asset value, offering price and redemption price Class Y
Net Assets	$1,012,673	$4,449,783	$5,543,618	$7,283,918	$11,300,317

Number of shares outstanding	83,947	261,000	249,106	306,703	474,104

Net asset value, offering price
and redemption value	$12.06	$17.05	$22.25	$23.75	$23.84

Cost of investments (Note 1)	$2,313,600	$11,763,856	$17,863,231	$23,922,763	$33,476,840

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

*** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

48 Retirement Ready® Funds

Statements of assets and liabilities 7/31/14 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement
	Ready	Ready	Ready	Ready	Income Fund
ASSETS	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Lifestyle 1

Investments in affiliated
underlying Putnam Funds,
at value (Notes 1 and 5)	$44,725,898	$45,279,060	$38,941,465	$28,864,097	$19,119,774

Receivable for income
distributions from underlying
Putnam Fund shares	12	16	18	15	10

Receivable for shares of
the fund sold	19,642	15,002	11,492	4,645	3,844

Receivable for investments sold	36,701	10,732	21,310	2,505	70,987

Prepaid asset	12,842	12,841	12,954	12,890	13,362

Receivable from Manager
(Note 2)	27,514	29,163	23,555	12,676	8,654

Total assets	44,822,609	45,346,814	39,010,794	28,896,828	19,216,631

LIABILITIES

Payable for shares of the
fund repurchased	29,051	—	13,870	—	68,435

Payable for investments
purchased	27,304	25,750	18,951	7,165	6,406

Payable for distribution fees
(Note 2)	10,268	10,220	10,414	6,823	4,720

Payable for reports to shareholders	5,085	5,582	5,062	3,735	3,755

Payable for auditing and tax fee	32,717	33,745	29,002	19,786	16,348

Other accrued expenses	2,554	2,677	2,444	2,045	1,814

Total liabilities	106,979	77,974	79,743	39,554	101,478

Net assets	$44,715,630	$45,268,840	$38,931,051	$28,857,274	$19,115,153

REPRESENTED BY

Paid-in-capital (unlimited shares
authorized) (Notes 1 and 4)	$60,219,722	$66,074,416	$64,613,627	$52,410,737	$25,587,549

Undistributed net investment
income (Note 1)	566,795	643,453	596,547	457,279	3,843

Accumulated net realized loss
on investments (Note 1)	(18,543,006)	(23,524,324)	(27,660,965)	(24,554,640)	(6,791,967)

Net unrealized appreciation
of investments	2,472,119	2,075,295	1,381,842	543,898	315,728

Total — Representing net
assets applicable to
capital outstanding	$44,715,630	$45,268,840	$38,931,051	$28,857,274	$19,115,153

(Continued on next page)

Retirement Ready® Funds 49

Statements of assets and liabilities 7/31/14 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
COMPUTATION OF	Retirement-	Retirement-	Retirement-	Retirement-	Retirement
NET ASSET VALUE	Ready	Ready	Ready	Ready	Income Fund
AND OFFERING PRICE	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Lifestyle 1

Computation of net asset value, offering price and redemption price Class A
Net Assets	$23,180,237	$27,542,893	$25,336,028	$19,710,575	$15,527,127

Number of shares outstanding	1,138,877	1,335,494	1,377,043	1,094,988	887,573

Net asset value and
redemption price	$20.35	$20.62	$18.40	$18.00	$17.49

Offering price per class A share
(100/94.25 of Class A net
asset value)*	$21.59	$21.88	$19.52	$19.10	N/A

Offering price per class A share
(100/96.00 of Class A net
asset value)**	N/A	N/A	N/A	N/A	$18.22

Computation of net asset value and offering price Class B
Net Assets	$1,230,798	$981,726	$1,380,162	$785,711	$274,033

Number of shares outstanding	63,599	50,923	78,069	45,157	15,826

Net asset value and offering price***	$19.35	$19.28	$17.68	$17.40	$17.32

Computation of net asset value and offering price Class C
Net Assets	$1,060,478	$1,243,600	$1,587,469	$689,338	$709,512

Number of shares outstanding	54,774	64,534	89,498	39,578	40,874

Net asset value and offering price***	$19.36	$19.27	$17.74	$17.42	$17.36

Computation of net asset value, offering price and redemption price Class M
Net Assets	$222,243	$188,118	$153,799	$149,670	$331,811

Number of shares outstanding	11,250	9,611	8,520	8,429	18,922

Net asset value and
redemption price	$19.75	$19.57	$18.05	$17.76	$17.54

Offering price per class M share
(100/96.50 of Class M net
asset value)*	$20.47	$20.28	$18.70	$18.40	N/A

Offering price per class M share
(100/96.75 of Class M net
asset value)*	N/A	N/A	N/A	N/A	$18.13

Computation of net asset value, offering price and redemption price Class R
Net Assets	$7,296,441	$5,442,373	$5,348,488	$2,905,844	$1,069,469

Number of shares outstanding	378,430	282,314	302,329	167,315	61,166

Net asset value, offering price
and redemption value	$19.28	$19.28	$17.69	$17.37	$17.48

Computation of net asset value, offering price and redemption price Class Y
Net Assets	$11,725,433	$9,870,130	$5,125,105	$4,616,136	$1,203,201

Number of shares outstanding	507,758	476,445	250,068	255,797	68,554

Net asset value, offering price
and redemption value	$23.09	$20.72	$20.49	$18.05	$17.55

Cost of investments (Note 1)	$42,253,779	$43,203,765	$37,559,623	$28,320,199	$18,804,046

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** On retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

*** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

50 Retirement Ready® Funds

Statements of operations Year ended 7/31/14

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement-
	Ready	Ready	Ready	Ready	Ready
INVESTMENT INCOME	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund

Income distributions from
underlying Putnam Fund shares
(Note 5)	$17,810	$118,126	$190,802	$303,769	$500,267

EXPENSES
Distribution fees (Note 2)	4,604	29,171	39,759	59,811	79,073

Blue sky fees	50,950	37,297	54,129	53,740	54,049

Auditing and tax fees	1,371	8,884	12,773	17,626	25,209

Reports to shareholders	2,389	4,087	4,695	6,633	6,390

Other	1,335	2,198	2,472	2,996	3,123

Fees waived and reimbursed by
Manager (Note 2)	(56,045)	(52,466)	(74,069)	(80,995)	(88,771)

Total expenses	4,604	29,171	39,759	59,811	79,073

Net investment income	13,206	88,955	151,043	243,958	421,194

Net realized gain on sale of
underlying Putnam Fund shares
(Notes 1 and 3)	147,432	1,189,856	1,864,704	2,658,991	3,306,149

Capital gain distribution from
underlying Putnam Fund shares
(Note 5)	93,845	525,727	557,533	448,580	166,487

Net unrealized depreciation of
underlying Putnam Fund shares
during the period	(23,429)	(251,893)	(434,693)	(492,824)	(122,717)

Net gain on investments	217,848	1,463,690	1,987,544	2,614,747	3,349,919

Net increase in net assets
resulting from operations	$231,054	$1,552,645	$2,138,587	$2,858,705	$3,771,113

Retirement Ready® Funds	51

Statements of operations Year ended 7/31/14 cont.

	Putnam	Putnam	Putnam	Putnam	Putnam
	Retirement-	Retirement-	Retirement-	Retirement-	Retirement
	Ready	Ready	Ready	Ready	Income Fund
INVESTMENT INCOME	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Lifestyle 1

Income distributions from
underlying Putnam Fund shares
(Note 5)	$683,731	$767,005	$718,930	$538,845	$528,697

EXPENSES

Distribution fees (Note 2)	110,714	112,768	113,083	73,268	53,654

Blue sky fees	54,325	54,323	54,462	54,082	54,904

Auditing and tax fees	32,717	33,745	29,002	19,786	16,348

Reports to shareholders	7,268	7,681	6,861	5,105	4,839

Other	3,603	3,807	3,355	2,679	2,286

Fees waived and reimbursed by
Manager (Note 2)	(97,913)	(99,556)	(93,680)	(81,652)	(78,377)

Total expenses	110,714	112,768	113,083	73,268	53,654

Net investment income	573,017	654,237	605,847	465,577	475,043

Net realized gain on sale of
underlying Putnam Fund shares
(Notes 1 and 3)	4,009,263	3,041,419	1,853,947	890,449	222,439

Net unrealized appreciation
(depreciation) of underlying
Putnam Fund shares
during the period	(207,775)	175,469	228,754	41,032	382,386

Net gain on investments	3,801,488	3,216,888	2,082,701	931,481	604,825

Net increase in net assets
resulting from operations	$4,374,505	$3,871,125	$2,688,548	$1,397,058	$1,079,868

The accompanying notes are an integral part of these financial statements.

52 Retirement Ready® Funds

Statements of changes in net assets

Putnam RetirementReady 2055 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13

Operations:
Net investment income	$13,206	$7,244

Net realized gain on underlying Putnam Fund shares	241,277	148,127

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(23,429)	25,868

Net increase in net assets resulting from operations	231,054	181,239

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(17,784)	(7,307)

Class B	(835)	(334)

Class C	(2,820)	(546)

Class M	(768)	(144)

Class R	(2,204)	(252)

Class Y	(26,387)	(6,450)

Net realized short-term gain on investments

Class A	(32,950)	—

Class B	(1,937)	—

Class C	(6,063)	—

Class M	(1,646)	—

Class R	(4,209)	—

Class Y	(45,477)	—

From net realized long-term gain on investments
Class A	(18,691)	(2,283)

Class B	(1,099)	(140)

Class C	(3,440)	(255)

Class M	(934)	(64)

Class R	(2,388)	(93)

Class Y	(25,797)	(1,809)

Increase from capital share transactions (Note 4)	1,030,136	524,604

Total increase in net assets	1,065,761	686,166

NET ASSETS

Beginning of year	1,273,134	586,968

End of year	$2,338,895	$1,273,134

Distributions in excess of net investment income,
respectively, end of period	$(3,238)	$(1,352)

Retirement Ready® Funds 53

Statements of changes in net assets cont.

Putnam RetirementReady 2050 Fund —

TOTAL INCREASE IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13

Operations:
Net investment income	$88,955	$72,675

Net realized gain on underlying Putnam Fund shares	1,715,583	1,006,155

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(251,893)	709,044

Net increase in net assets resulting from operations	1,552,645	1,787,874

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(115,160)	(51,151)

Class B	(5,022)	(879)

Class C	(6,669)	(970)

Class M	(725)	(161)

Class R	(51,405)	(12,884)

Class Y	(116,083)	(37,120)

Increase from capital share transactions (Note 4)	255,119	1,696,020

Total increase in net assets	1,512,700	3,380,729

NET ASSETS

Beginning of year	10,658,409	7,277,680

End of year	$12,171,109	$10,658,409

Undistributed net investment income, respectively, end of period	$29,999	$39,176

54 Retirement Ready® Funds

Statements of changes in net assets cont.

Putnam RetirementReady 2045 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13

Operations:
Net investment income	$151,043	$109,524

Net realized gain on underlying Putnam Fund shares	2,422,237	1,298,160

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(434,693)	1,037,688

Net increase in net assets resulting from operations	2,138,587	2,445,372

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(108,891)	(168,001)

Class B	(2,407)	(5,359)

Class C	(2,720)	(3,545)

Class M	(225)	(415)

Class R	(30,451)	(28,004)

Class Y	(74,839)	(81,839)

Increase from capital share transactions (Note 4)	1,778,451	1,972,344

Total increase in net assets	3,697,505	4,130,553

NET ASSETS

Beginning of year	14,805,075	10,674,522

End of year	$18,502,580	$14,805,075

Undistributed net investment income, respectively, end of period	$272,548	$132,191

Retirement Ready® Funds 55

Statements of changes in net assets cont.

Putnam RetirementReady 2040 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13

Operations:
Net investment income	$243,958	$157,504

Net realized gain on underlying Putnam Fund shares	3,107,571	1,883,059

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(492,824)	1,303,307

Net increase in net assets resulting from operations	2,858,705	3,343,870

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(162,907)	(175,542)

Class B	(6,448)	(7,777)

Class C	(5,015)	(2,824)

Class M	(680)	(674)

Class R	(41,182)	(42,406)

Class Y	(96,178)	(70,835)

Increase from capital share transactions (Note 4)	1,512,310	2,792,013

Total increase in net assets	4,058,605	5,835,825

NET ASSETS

Beginning of year	20,912,345	15,076,520

End of year	$24,970,950	$20,912,345

Undistributed net investment income, respectively, end of period	$279,759	$180,177

56 Retirement Ready® Funds

Statements of changes in net assets cont.

Putnam RetirementReady 2035 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13

Operations:
Net investment income	$421,194	$246,829

Net realized gain on underlying Putnam Fund shares	3,472,636	2,988,825

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(122,717)	1,249,241

Net increase in net assets resulting from operations	3,771,113	4,484,895

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(125,654)	(177,387)

Class B	(3,132)	(4,254)

Class C	(1,561)	(2,715)

Class M	(1,541)	(313)

Class R	(27,133)	(33,912)

Class Y	(104,339)	(83,524)

Increase from capital share transactions (Note 4)	1,729,400	3,087,999

Total increase in net assets	5,237,153	7,270,789

NET ASSETS

Beginning of year	30,110,450	22,839,661

End of year	$35,347,603	$30,110,450

Undistributed net investment income, respectively, end of period	$475,290	$255,092

Retirement Ready® Funds	57

Statements of changes in net assets cont.

Putnam RetirementReady 2030 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13

Operations:
Net investment income	$573,017	$332,982

Net realized gain on underlying Putnam Fund shares	4,009,263	3,335,418

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(207,775)	1,372,909

Net increase in net assets resulting from operations	4,374,505	5,041,309

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(168,869)	(184,029)

Class B	(1,386)	(3,230)

Class C	(1,748)	(2,307)

Class M	(1,280)	(446)

Class R	(43,677)	(41,139)

Class Y	(114,691)	(84,720)

Increase from capital share transactions (Note 4)	1,096,844	4,038,813

Total increase in net assets	5,139,698	8,764,251

NET ASSETS

Beginning of year	39,575,932	30,811,681

End of year	$44,715,630	$39,575,932

Undistributed net investment income, respectively, end of period	$566,795	$325,429

58 Retirement Ready® Funds

Statements of changes in net assets cont.

Putnam RetirementReady 2025 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13

Operations:
Net investment income	$654,237	$438,838

Net realized gain on underlying Putnam Fund shares	3,041,419	3,820,701

Net unrealized appreciation on underlying Putnam Fund shares	175,469	461,711

Net increase in net assets resulting from operations	3,871,125	4,721,250

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(234,395)	(388,400)

Class B	(2,691)	(7,930)

Class C	(4,620)	(5,097)

Class M	(709)	(2,783)

Class R	(41,648)	(49,618)

Class Y	(149,247)	(141,043)

Increase (decrease) from capital share transactions (Note 4)	(744,294)	584,962

Total increase in net assets	2,693,521	4,711,341

NET ASSETS

Beginning of year	42,575,319	37,863,978

End of year	$45,268,840	$42,575,319

Undistributed net investment income, respectively, end of period	$643,453	$422,526

Retirement Ready® Funds 59

Statements of changes in net assets cont.

Putnam RetirementReady 2020 Fund —
TOTAL INCREASE IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13

Operations:
Net investment income	$605,847	$388,891

Net realized gain on underlying Putnam Fund shares	1,853,947	2,561,770

Net unrealized appreciation on underlying
Putnam Fund shares	228,754	134,346

Net increase in net assets resulting from operations	2,688,548	3,085,007

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(241,128)	(521,332)

Class B	(5,411)	(14,838)

Class C	(5,040)	(11,717)

Class M	(798)	(1,918)

Class R	(46,057)	(59,037)

Class Y	(85,114)	(73,667)

Increase (decrease) from capital share transactions (Note 4)	(44,848)	341,277

Total increase in net assets	2,260,152	2,743,775

NET ASSETS

Beginning of year	36,670,899	33,927,124

End of year	$38,931,051	$36,670,899

Undistributed net investment income, respectively, end of period	$596,547	$374,248

60 Retirement Ready® Funds

Statements of changes in net assets cont.

Putnam RetirementReady 2015 Fund —
TOTAL INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13

Operations:
Net investment income	$465,577	$280,499

Net realized gain on underlying Putnam Fund shares	890,449	1,516,989

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	41,032	(191,376)

Net increase in net assets resulting from operations	1,397,058	1,606,112

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(184,066)	(399,633)

Class B	(5,302)	(5,027)

Class C	(2,638)	(4,258)

Class M	(854)	(2,199)

Class R	(27,571)	(48,642)

Class Y	(57,860)	(39,651)

Increase (decrease) from capital share transactions (Note 4)	2,650,557	(2,021,225)

Total increase (decrease) in net assets	3,769,324	(914,523)

NET ASSETS

Beginning of year	25,087,950	26,002,473

End of year	$28,857,274	$25,087,950

Undistributed net investment income, respectively, end of period	$457,279	$269,993

Retirement Ready® Funds	61

Statements of changes in net assets cont.

Putnam Retirement Income Fund Lifestyle 1 —
TOTAL INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13

Operations:
Net investment income	$475,043	$244,429

Net realized gain on underlying Putnam Fund shares	222,439	1,273,748

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	382,386	(494,998)

Net increase in net assets resulting from operations	1,079,868	1,023,179

Distributions to shareholders (Note 1)
From ordinary income
Net investment income

Class A	(286,492)	(198,682)

Class B	(2,683)	(1,285)

Class C	(10,764)	(4,109)

Class M	(5,716)	(2,657)

Class R	(18,288)	(10,499)

Class Y	(151,578)	(27,025)

Increase (decrease) from capital share transactions (Note 4)	(5,565,043)	2,033,695

Total increase (decrease) in net assets	(4,960,696)	2,812,617

NET ASSETS

Beginning of year	24,075,849	21,263,232

End of year	$19,115,153	$24,075,849

Undistributed net investment income, respectively, end of period	$3,843	$4,321

The accompanying notes are an integral part of these financial statements.

62 Retirement Ready® Funds

This page left blank intentionally.

RetirementReady® Funds 63

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2055 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2014	$11.67	.09	1.56	1.65	(.33)	(.97)	(1.30)	$12.02	14.60	$568.25		.76	202
July 31, 2013	9.73	.08	2.10	2.18	(.18)	(.06)	(.24)	11.67	22.79	512.25		.79	183
July 31, 2012	10.09	.02	(.02)	— [e]	(.26)	(.10)	(.36)	9.73	.34	312.25		.26	167
July 31, 2011†	10.00	— [e]	.83	.83	(.65)	(.09)	(.74)	10.09	8.53*	179	.17*	(.01)*	101*

Class B
July 31, 2014	$11.62	(.03)	1.58	1.55	(.27)	(.97)	(1.24)	$11.93	13.67	$55	1.00	(.23)	202
July 31, 2013	9.72	.01	2.09	2.10	(.14)	(.06)	(.20)	11.62	21.85	28	1.00	.12	183
July 31, 2012	10.05	(.05)	(.02)	(.07)	(.16)	(.10)	(.26)	9.72	(.44)	12	1.00	(.56)	167
July 31, 2011†	10.00	.12	.67	.79	(.65)	(.09)	(.74)	10.05	8.03*	17	.67*	1.13*	101*

Class C
July 31, 2014	$11.54	(.04)	1.59	1.55	(.29)	(.97)	(1.26)	$11.83	13.78	$391	1.00	(.35)	202
July 31, 2013	9.65	— [e]	2.07	2.07	(.12)	(.06)	(.18)	11.54	21.72	74	1.00	(.01)	183
July 31, 2012	10.05	(.06)	— [e]	(.06)	(.24)	(.10)	(.34)	9.65	(.36)	36	1.00	(.58)	167
July 31, 2011†	10.00	.16	.63	.79	(.65)	(.09)	(.74)	10.05	8.03*	15	.67*	1.58*	101*

Class M
July 31, 2014	$11.65	.02	1.57	1.59	(.29)	(.97)	(1.26)	$11.98	14.02	$30.75		.18	202
July 31, 2013	9.72	— [e]	2.12	2.12	(.13)	(.06)	(.19)	11.65	22.08	29.75		.01	183
July 31, 2012	10.06	(.03)	(.01)	(.04)	(.20)	(.10)	(.30)	9.72	(.10)	11.75		(.30)	167
July 31, 2011†	10.00	.21	.59	.80	(.65)	(.09)	(.74)	10.06	8.16*	12	.50*	2.02*	101*

Class R
July 31, 2014	$11.65	.03	1.59	1.62	(.32)	(.97)	(1.29)	$11.98	14.35	$282.50		.21	202
July 31, 2013	9.72	.05	2.10	2.15	(.16)	(.06)	(.22)	11.65	22.39	52.50		.42	183
July 31, 2012	10.08	— [e]	(.02)	(.02)	(.24)	(.10)	(.34)	9.72	.10	15.50		(.04)	167
July 31, 2011†	10.00	.23	.59	.82	(.65)	(.09)	(.74)	10.08	8.40*	11	.33*	2.23*	101*

Class Y
July 31, 2014	$11.70	.13	1.56	1.69	(.36)	(.97)	(1.33)	$12.06	14.88	$1,013	—	1.13	202
July 31, 2013	9.76	.11	2.09	2.20	(.20)	(.06)	(.26)	11.70	22.98	578	—	1.05	183
July 31, 2012	10.11	.03	— [e]	.03	(.28)	(.10)	(.38)	9.76	.62	201	—	.27	167
July 31, 2011†	10.00	.18	.68	.86	(.66)	(.09)	(.75)	10.11	8.76*	28	—	1.73*	101*

See page 84 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

64 RetirementReady® Funds	RetirementReady® Funds 65

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2050 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	Total		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	tions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2014	$15.22	.12	2.06	2.18	(.41)	(.41)	—	$16.99	14.45	$4,423.25		.76	100
July 31, 2013	12.58	.12	2.69	2.81	(.17)	(.17)	—	15.22	22.52	4,133.25		.87	104
July 31, 2012	12.86	.02	.15	.17	(.45)	(.45)	—	12.58	1.60	3,590.25		.19	61
July 31, 2011	11.88	.36	1.56	1.92	(.94)	(.94)	—	12.86	16.33	4,196.25		2.84	72
July 31, 2010	12.19	.66	.90	1.56	(1.87)	(1.87)	— [e]	11.88	12.76	4,886.25		5.36	86

Class B
July 31, 2014	$15.05	— [e]	2.03	2.03	(.32)	(.32)	—	$16.76	13.57	$284	1.00	(.01)	100
July 31, 2013	12.45	.01	2.66	2.67	(.07)	(.07)	—	15.05	21.54	197	1.00	.06	104
July 31, 2012	12.76	(.06)	.13	.07	(.38)	(.38)	—	12.45	.82	144	1.00	(.54)	61
July 31, 2011	11.77	.20	1.61	1.81	(.82)	(.82)	—	12.76	15.52	119	1.00	1.56	72
July 31, 2010	12.09	.67	.79	1.46	(1.78)	(1.78)	— [e]	11.77	11.98	105	1.00	5.45	86

Class C
July 31, 2014	$14.96	.01	2.01	2.02	(.34)	(.34)	—	$16.64	13.58	$409	1.00	.04	100
July 31, 2013	12.39	— [e]	2.66	2.66	(.09)	(.09)	—	14.96	21.60	210	1.00	(.02)	104
July 31, 2012	12.68	(.07)	.15	.08	(.37)	(.37)	—	12.39	.84	115	1.00	(.57)	61
July 31, 2011	11.74	.20	1.60	1.80	(.86)	(.86)	—	12.68	15.46	87	1.00	1.61	72
July 31, 2010	12.08	.54	.92	1.46	(1.80)	(1.80)	— [e]	11.74	11.99	65	1.00	4.44	86

Class M
July 31, 2014	$15.37	.03	2.09	2.12	(.35)	(.35)	—	$17.14	13.85	$52.75		.15	100
July 31, 2013	12.71	.04	2.72	2.76	(.10)	(.10)	—	15.37	21.83	31.75		.26	104
July 31, 2012	12.74	(.06)	.19	.13	(.16)	(.16)	—	12.71	1.13	18.75		(.48)	61
July 31, 2011	11.79	.24	1.60	1.84	(.89)	(.89)	—	12.74	15.76	90.75		1.85	72
July 31, 2010	12.12	.60	.89	1.49	(1.82)	(1.82)	— [e]	11.79	12.24	57.75		4.92	86

Class R
July 31, 2014	$15.00	.07	2.03	2.10	(.38)	(.38)	—	$16.72	14.13	$2,553.50		.43	100
July 31, 2013	12.41	.07	2.66	2.73	(.14)	(.14)	—	15.00	22.19	2,123.50		.53	104
July 31, 2012	12.72	(.01)	.14	.13	(.44)	(.44)	—	12.41	1.28	1,008.50		(.06)	61
July 31, 2011	11.77	.26	1.60	1.86	(.91)	(.91)	—	12.72	16.04	669.50		2.08	72
July 31, 2010	12.10	.62	.91	1.53	(1.86)	(1.86)	— [e]	11.77	12.56	406.50		5.09	86

Class Y
July 31, 2014	$15.27	.18	2.05	2.23	(.45)	(.45)	—	$17.05	14.73	$4,450	—	1.08	100
July 31, 2013	12.62	.14	2.71	2.85	(.20)	(.20)	—	15.27	22.81	3,966	—	.97	104
July 31, 2012	12.91	.05	.15	.20	(.49)	(.49)	—	12.62	1.83	2,403	—	.41	61
July 31, 2011	11.92	.32	1.64	1.96	(.97)	(.97)	—	12.91	16.64	2,713	—	2.48	72
July 31, 2010	12.22	.76	.84	1.60	(1.90)	(1.90)	— [e]	11.92	13.10	1,932	—	6.11	86

See page 84 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

66 RetirementReady® Funds	RetirementReady® Funds	67

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2045 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	Total		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	tions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2014	$16.77	.15	2.19	2.34	(.25)	(.25)	—	$18.86	14.01	$9,373.25		.84	92
July 31, 2013	14.14	.14	2.87	3.01	(.38)	(.38)	—	16.77	21.70	7,036.25		.90	86
July 31, 2012	14.37	.04	.16	.20	(.43)	(.43)	—	14.14	1.62	6,053.25		.29	47
July 31, 2011	13.24	.40	1.71	2.11	(.98)	(.98)	—	14.37	16.14	8,782.25		2.77	48
July 31, 2010	13.23	.70	1.02	1.72	(1.71)	(1.71)	— [e]	13.24	13.01	8,985.25		5.16	76

Class B
July 31, 2014	$15.43	.03	2.00	2.03	(.15)	(.15)	—	$17.31	13.17	$274	1.00	.19	92
July 31, 2013	13.06	.04	2.63	2.67	(.30)	(.30)	—	15.43	20.81	230	1.00	.29	86
July 31, 2012	13.32	(.07)	.15	.08	(.34)	(.34)	—	13.06	.84	215	1.00	(.55)	47
July 31, 2011	12.34	.23	1.63	1.86	(.88)	(.88)	—	13.32	15.27	160	1.00	1.76	48
July 31, 2010	12.45	.62	.90	1.52	(1.63)	(1.63)	— [e]	12.34	12.11	119	1.00	4.86	76

Class C
July 31, 2014	$15.51	.01	2.02	2.03	(.16)	(.16)	—	$17.38	13.12	$401	1.00	.07	92
July 31, 2013	13.16	— [e]	2.69	2.69	(.34)	(.34)	—	15.51	20.85	248	1.00	.02	86
July 31, 2012	13.42	(.07)	.16	.09	(.35)	(.35)	—	13.16	.84	62	1.00	(.53)	47
July 31, 2011	12.46	.24	1.64	1.88	(.92)	(.92)	—	13.42	15.24	41	1.00	1.81	48
July 31, 2010	12.56	.54	1.00	1.54	(1.64)	(1.64)	— [e]	12.46	12.18	22	1.00	4.21	76

Class M
July 31, 2014	$16.34	(.04)	2.23	2.19	(.17)	(.17)	—	$18.36	13.43	$128.75		(.23)	92
July 31, 2013	13.81	.06	2.81	2.87	(.34)	(.34)	—	16.34	21.10	21.75		.38	86
July 31, 2012	14.08	(.03)	.16	.13	(.40)	(.40)	—	13.81	1.14	13.75		(.19)	47
July 31, 2011	13.01	.28	1.72	2.00	(.93)	(.93)	—	14.08	15.52	9.75		2.01	48
July 31, 2010	13.03	.63	1.00	1.63	(1.65)	(1.65)	— [e]	13.01	12.45	6.75		4.71	76

Class R
July 31, 2014	$17.13	.12	2.22	2.34	(.22)	(.22)	—	$19.25	13.72	$2,784.50		.65	92
July 31, 2013	14.44	.09	2.95	3.04	(.35)	(.35)	—	17.13	21.40	2,331.50		.54	86
July 31, 2012	14.68	.01	.16	.17	(.41)	(.41)	—	14.44	1.36	1,085.50		.04	47
July 31, 2011	13.52	.35	1.77	2.12	(.96)	(.96)	—	14.68	15.88	1,012.50		2.36	48
July 31, 2010	13.49	.61	1.10	1.71	(1.68)	(1.68)	— [e]	13.52	12.67	644.50		4.42	76

Class Y
July 31, 2014	$19.74	.27	2.53	2.80	(.29)	(.29)	—	$22.25	14.25	$5,544	—	1.25	92
July 31, 2013	16.57	.19	3.40	3.59	(.42)	(.42)	—	19.74	22.04	4,939	—	1.04	86
July 31, 2012	16.77	.07	.20	.27	(.47)	(.47)	—	16.57	1.86	3,247	—	.44	47
July 31, 2011	15.30	.47	2.02	2.49	(1.02)	(1.02)	—	16.77	16.45	6,041	—	2.82	48
July 31, 2010	15.05	.92	1.08	2.00	(1.75)	(1.75)	— [e]	15.30	13.28	4,689	—	5.88	76

See page 84 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

68 RetirementReady® Funds	RetirementReady® Funds 69

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2040 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	Total		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	tions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2014	$18.34	.21	2.24	2.45	(.28)	(.28)	—	$20.51	13.42	$12,384.25		1.04	90
July 31, 2013	15.48	.16	3.01	3.17	(.31)	(.31)	—	18.34	20.74	10,268.25		.94	84
July 31, 2012	15.59	.06	.17	.23	(.34)	(.34)	—	15.48	1.65	8,185.25		.39	43
July 31, 2011	14.23	.46	1.78	2.24	(.88)	(.88)	—	15.59	15.90	11,819.25		2.98	45
July 31, 2010	13.92	.70	1.14	1.84	(1.53)	(1.53)	— [e]	14.23	13.23	11,637.25		4.84	75

Class B
July 31, 2014	$17.04	.07	2.06	2.13	(.16)	(.16)	—	$19.01	12.52	$698	1.00	.40	90
July 31, 2013	14.42	.03	2.81	2.84	(.22)	(.22)	—	17.04	19.87	694	1.00	.16	84
July 31, 2012	14.56	(.05)	.16	.11	(.25)	(.25)	—	14.42	.92	456	1.00	(.34)	43
July 31, 2011	13.38	.32	1.67	1.99	(.81)	(.81)	—	14.56	15.00	434	1.00	2.21	45
July 31, 2010	13.17	.52	1.12	1.64	(1.43)	(1.43)	— [e]	13.38	12.39	258	1.00	3.83	75

Class C
July 31, 2014	$16.92	.04	2.08	2.12	(.21)	(.21)	—	$18.83	12.55	$632	1.00	.23	90
July 31, 2013	14.33	.02	2.79	2.81	(.22)	(.22)	—	16.92	19.80	279	1.00	.15	84
July 31, 2012	14.49	(.04)	.16	.12	(.28)	(.28)	—	14.33	.96	163	1.00	(.32)	43
July 31, 2011	13.32	.27	1.70	1.97	(.80)	(.80)	—	14.49	14.96	137	1.00	1.88	45
July 31, 2010	13.16	.47	1.16	1.63	(1.47)	(1.47)	— [e]	13.32	12.37	90	1.00	3.44	75

Class M
July 31, 2014	$17.36	.09	2.13	2.22	(.21)	(.21)	—	$19.37	12.84	$78.75		.50	90
July 31, 2013	14.71	.07	2.85	2.92	(.27)	(.27)	—	17.36	20.11	50.75		.45	84
July 31, 2012	14.77	(.05)	.20	.15	(.21)	(.21)	—	14.71	1.15	26.75		(.33)	43
July 31, 2011	13.53	.31	1.75	2.06	(.82)	(.82)	—	14.77	15.34	31.75		2.11	45
July 31, 2010	13.32	.50	1.19	1.69	(1.48)	(1.48)	— [e]	13.53	12.65	18.75		3.58	75

Class R
July 31, 2014	$18.76	.16	2.30	2.46	(.24)	(.24)	—	$20.98	13.13	$3,894.50		.79	90
July 31, 2013	15.84	.11	3.08	3.19	(.27)	(.27)	—	18.76	20.39	3,362.50		.66	84
July 31, 2012	15.95	.02	.19	.21	(.32)	(.32)	—	15.84	1.46	2,302.50		.14	43
July 31, 2011	14.57	.42	1.82	2.24	(.86)	(.86)	—	15.95	15.55	2,057.50		2.63	45
July 31, 2010	14.23	.57	1.28	1.85	(1.51)	(1.51)	— [e]	14.57	12.97	1,278.50		3.86	75

Class Y
July 31, 2014	$21.18	.32	2.58	2.90	(.33)	(.33)	—	$23.75	13.74	$7,284	—	1.40	90
July 31, 2013	17.83	.20	3.49	3.69	(.34)	(.34)	—	21.18	20.99	6,259	—	1.00	84
July 31, 2012	17.91	.09	.22	.31	(.39)	(.39)	—	17.83	1.92	3,945	—	.52	43
July 31, 2011	16.23	.53	2.07	2.60	(.92)	(.92)	—	17.91	16.17	10,316	—	2.99	45
July 31, 2010	15.68	.86	1.26	2.12	(1.57)	(1.57)	— [e]	16.23	13.52	8,053	—	5.22	75

See page 84 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

70 RetirementReady® Funds	RetirementReady® Funds	71

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2035 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	Total		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	tions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2014	$18.55	.24	2.03	2.27	(.16)	(.16)	—	$20.66	12.25	$17,699.25		1.21	79
July 31, 2013	15.83	.17	2.76	2.93	(.21)	(.21)	—	18.55	18.66	13,868.25		1.00	86
July 31, 2012	16.01	.09	.15	.24	(.42)	(.42)	—	15.83	1.73	13,194.25		.62	42
July 31, 2011	14.50	.52	1.67	2.19	(.68)	(.68)	—	16.01	15.23	18,629.25		3.32	45
July 31, 2010	13.62	.62	1.23	1.85	(.97)	(.97)	— [e]	14.50	13.57	18,603.25		4.29	65

Class B
July 31, 2014	$17.17	.10	1.85	1.95	(.05)	(.05)	—	$19.07	11.39	$1,061	1.00	.55	79
July 31, 2013	14.68	.02	2.57	2.59	(.10)	(.10)	—	17.17	17.73	864	1.00	.11	86
July 31, 2012	14.89	(.02)	.14	.12	(.33)	(.33)	—	14.68	.97	642	1.00	(.12)	42
July 31, 2011	13.55	.35	1.58	1.93	(.59)	(.59)	—	14.89	14.35	594	1.00	2.40	45
July 31, 2010	12.80	.51	1.13	1.64	(.89)	(.89)	— [e]	13.55	12.77	421	1.00	3.74	65

Class C
July 31, 2014	$17.17	.09	1.87	1.96	(.05)	(.05)	—	$19.08	11.44	$655	1.00	.51	79
July 31, 2013	14.70	.02	2.57	2.59	(.12)	(.12)	—	17.17	17.72	468	1.00	.13	86
July 31, 2012	14.91	(.01)	.13	.12	(.33)	(.33)	—	14.70	.94	264	1.00	(.07)	42
July 31, 2011	13.57	.34	1.60	1.94	(.60)	(.60)	—	14.91	14.37	279	1.00	2.33	45
July 31, 2010	12.83	.42	1.21	1.63	(.89)	(.89)	— e	13.57	12.69	232	1.00	3.08	65

Class M
July 31, 2014	$17.93	.14	1.96	2.10	(.11)	(.11)	—	$19.92	11.70	$298.75		.73	79
July 31, 2013	15.32	(.04)	2.79	2.75	(.14)	(.14)	—	17.93	18.08	248.75		(.24)	86
July 31, 2012	15.14	(.06)	.24	.18	—	—	—	15.32	1.19	32.75		(.40)	42
July 31, 2011	13.75	.37	1.63	2.00	(.61)	(.61)	—	15.14	14.62	75.75		2.45	45
July 31, 2010	12.97	.51	1.17	1.68	(.90)	(.90)	— [e]	13.75	12.98	65.75		3.69	65

Class R
July 31, 2014	$17.84	.19	1.94	2.13	(.12)	(.12)	—	$19.85	11.96	$4,334.50		1.01	79
July 31, 2013	15.24	.12	2.66	2.78	(.18)	(.18)	—	17.84	18.36	4,039.50		.72	86
July 31, 2012	15.45	.05	.14	.19	(.40)	(.40)	—	15.24	1.46	2,650.50		.37	42
July 31, 2011	14.04	.41	1.67	2.08	(.67)	(.67)	—	15.45	14.91	2,361.50		2.66	45
July 31, 2010	13.22	.45	1.31	1.76	(.94)	(.94)	— [e]	14.04	13.34	1,278.50		3.21	65

Class Y
July 31, 2014	$21.37	.37	2.30	2.67	(.20)	(.20)	—	$23.84	12.55	$11,300	—	1.64	79
July 31, 2013	18.20	.21	3.21	3.42	(.25)	(.25)	—	21.37	18.95	10,623	—	1.03	86
July 31, 2012	18.35	.14	.18	.32	(.47)	(.47)	—	18.20	1.97	6,059	—	.78	42
July 31, 2011	16.53	.59	1.95	2.54	(.72)	(.72)	—	18.35	15.48	13,740	—	3.24	45
July 31, 2010	15.40	.79	1.34	2.13	(1.00)	(1.00)	— [e]	16.53	13.86	10,601	—	4.78	65

See page 84 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

72 RetirementReady® Funds	RetirementReady® Funds	73

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2030 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	Total		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	tions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2014	$18.52	.26	1.73	1.99	(.16)	(.16)	—	$20.35	10.75	$23,180.25		1.32	77
July 31, 2013	16.16	.17	2.36	2.53	(.17)	(.17)	—	18.52	15.76	18,538.25		1.01	80
July 31, 2012	16.22	.15	.14	.29	(.35)	(.35)	—	16.16	1.95	17,648.25		1.00	41
July 31, 2011	14.70	.54	1.51	2.05	(.53)	(.53)	—	16.22	14.08	26,432.25		3.39	43
July 31, 2010	13.46	.53	1.31	1.84	(.60)	(.60)	— [e]	14.70	13.73	25,133.25		3.66	73

Class B
July 31, 2014	$17.62	.11	1.64	1.75	(.02)	(.02)	—	$19.35	9.94	$1,231	1.00	.58	77
July 31, 2013	15.38	.04	2.25	2.29	(.05)	(.05)	—	17.62	14.92	1,210	1.00	.23	80
July 31, 2012	15.47	.04	.12	.16	(.25)	(.25)	—	15.38	1.18	1,038	1.00	.28	41
July 31, 2011	14.06	.38	1.47	1.85	(.44)	(.44)	—	15.47	13.20	1,015	1.00	2.48	43
July 31, 2010	12.92	.42	1.24	1.66	(.52)	(.52)	— [e]	14.06	12.89	810	1.00	3.00	73

Class C
July 31, 2014	$17.64	.10	1.66	1.76	(.04)	(.04)	—	$19.36	9.98	$1,060	1.00	.51	77
July 31, 2013	15.41	.04	2.25	2.29	(.06)	(.06)	—	17.64	14.90	742	1.00	.24	80
July 31, 2012	15.50	.04	.13	.17	(.26)	(.26)	—	15.41	1.20	550	1.00	.29	41
July 31, 2011	14.11	.35	1.50	1.85	(.46)	(.46)	—	15.50	13.20	558	1.00	2.30	43
July 31, 2010	12.97	.29	1.39	1.68	(.54)	(.54)	— [e]	14.11	12.93	376	1.00	2.07	73

Class M
July 31, 2014	$18.03	.19	1.65	1.84	(.12)	(.12)	—	$19.75	10.24	$222.75		.98	77
July 31, 2013	15.74	.08	2.30	2.38	(.09)	(.09)	—	18.03	15.17	101.75		.47	80
July 31, 2012	15.52	— [e]	.22	.22	—	—	—	15.74	1.42	76.75		.01	41
July 31, 2011	14.09	.43	1.46	1.89	(.46)	(.46)	—	15.52	13.48	591.75		2.80	43
July 31, 2010	12.93	.45	1.25	1.70	(.54)	(.54)	— [e]	14.09	13.19	578.75		3.21	73

Class R
July 31, 2014	$17.56	.20	1.64	1.84	(.12)	(.12)	—	$19.28	10.51	$7,296.50		1.07	77
July 31, 2013	15.33	.12	2.24	2.36	(.13)	(.13)	—	17.56	15.51	6,169.50		.75	80
July 31, 2012	15.43	.11	.13	.24	(.34)	(.34)	—	15.33	1.70	4,580.50		.73	41
July 31, 2011	14.05	.46	1.46	1.92	(.54)	(.54)	—	15.43	13.73	3,367.50		3.04	43
July 31, 2010	12.89	.29	1.45	1.74	(.58)	(.58)	— [e]	14.05	13.50	1,875.50		2.09	73

Class Y
July 31, 2014	$20.98	.38	1.93	2.31	(.20)	(.20)	—	$23.09	11.05	$11,725	—	1.70	77
July 31, 2013	18.28	.22	2.69	2.91	(.21)	(.21)	—	20.98	16.04	12,816	—	1.12	80
July 31, 2012	18.31	.21	.16	.37	(.40)	(.40)	—	18.28	2.21	6,919	—	1.19	41
July 31, 2011	16.53	.62	1.73	2.35	(.57)	(.57)	—	18.31	14.35	14,657	—	3.42	43
July 31, 2010	15.06	.71	1.40	2.11	(.64)	(.64)	— [e]	16.53	14.02	10,996	—	4.32	73

See page 84 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

74 RetirementReady® Funds	RetirementReady® Funds	75

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2025 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	Total		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	tions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2014	$19.06	.29	1.45	1.74	(.18)	(.18)	—	$20.62	9.16	$27,543.25		1.44	74
July 31, 2013	17.21	.20	1.92	2.12	(.27)	(.27)	—	19.06	12.44	23,727.25		1.12	89
July 31, 2012	17.36	.26	.15	.41	(.56)	(.56)	—	17.21	2.62	24,382.25		1.54	43
July 31, 2011	15.98	.59	1.36	1.95	(.57)	(.57)	—	17.36	12.30	33,235.25		3.46	50
July 31, 2010	14.54	.56	1.41	1.97	(.53)	(.53)	— [e]	15.98	13.61	32,661.25		3.56	79

Class B
July 31, 2014	$17.84	.13	1.36	1.49	(.05)	(.05)	—	$19.28	8.35	$982	1.00	.71	74
July 31, 2013	16.12	.05	1.82	1.87	(.15)	(.15)	—	17.84	11.66	987	1.00	.32	89
July 31, 2012	16.31	.13	.14	.27	(.46)	(.46)	—	16.12	1.85	869	1.00	.86	43
July 31, 2011	15.05	.42	1.30	1.72	(.46)	(.46)	—	16.31	11.47	930	1.00	2.64	50
July 31, 2010	13.75	.41	1.33	1.74	(.44)	(.44)	— [e]	15.05	12.65	894	1.00	2.77	79

Class C
July 31, 2014	$17.87	.13	1.36	1.49	(.09)	(.09)	—	$19.27	8.32	$1,244	1.00	.67	74
July 31, 2013	16.14	.05	1.82	1.87	(.14)	(.14)	—	17.87	11.67	807	1.00	.27	89
July 31, 2012	16.35	.13	.14	.27	(.48)	(.48)	—	16.14	1.83	631	1.00	.80	43
July 31, 2011	15.11	.38	1.34	1.72	(.48)	(.48)	—	16.35	11.46	517	1.00	2.37	50
July 31, 2010	13.81	.36	1.39	1.75	(.45)	(.45)	— [e]	15.11	12.70	334	1.00	2.43	79

Class M
July 31, 2014	$18.09	.17	1.38	1.55	(.07)	(.07)	—	$19.57	8.57	$188.75		.88	74
July 31, 2013	16.37	.11	1.83	1.94	(.22)	(.22)	—	18.09	11.95	226.75		.64	89
July 31, 2012	16.54	.18	.13	.31	(.48)	(.48)	—	16.37	2.09	137.75		1.12	43
July 31, 2011	15.26	.45	1.33	1.78	(.50)	(.50)	—	16.54	11.76	163.75		2.79	50
July 31, 2010	13.95	.48	1.33	1.81	(.50)	(.50)	— [e]	15.26	12.98	154.75		3.18	79

Class R
July 31, 2014	$17.85	.22	1.36	1.58	(.15)	(.15)	—	$19.28	8.88	$5,442.50		1.19	74
July 31, 2013	16.13	.14	1.81	1.95	(.23)	(.23)	—	17.85	12.19	4,692.50		.81	89
July 31, 2012	16.32	.21	.14	.35	(.54)	(.54)	—	16.13	2.41	3,444.50		1.31	43
July 31, 2011	15.09	.49	1.31	1.80	(.57)	(.57)	—	16.32	12.01	3,393.50		3.04	50
July 31, 2010	13.77	.45	1.38	1.83	(.51)	(.51)	— [e]	15.09	13.30	1,766.50		3.01	79

Class Y
July 31, 2014	$19.15	.38	1.42	1.80	(.23)	(.23)	—	$20.72	9.44	$9,870	—	1.91	74
July 31, 2013	17.28	.23	1.95	2.18	(.31)	(.31)	—	19.15	12.77	12,138	—	1.26	89
July 31, 2012	17.45	.30	.15	.45	(.62)	(.62)	—	17.28	2.85	8,402	—	1.80	43
July 31, 2011	16.05	.60	1.41	2.01	(.61)	(.61)	—	17.45	12.65	13,497	—	3.47	50
July 31, 2010	14.61	.67	1.34	2.01	(.57)	(.57)	— [e]	16.05	13.80	10,764	—	4.24	79

See page 84 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

76 RetirementReady® Funds	RetirementReady® Funds	77

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2020 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	Total		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	tions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2014	$17.31	.29	.98	1.27	(.18)	(.18)	—	$18.40	7.37	$25,336.25		1.60	75
July 31, 2013	16.19	.19	1.27	1.46	(.34)	(.34)	—	17.31	9.12	22,557.25		1.16	89
July 31, 2012	16.45	.30	.14	.44	(.70)	(.70)	—	16.19	2.97	25,465.25		1.93	39
July 31, 2011	15.44	.54	1.03	1.57	(.56)	(.56)	—	16.45	10.30	33,513.25		3.34	55
July 31, 2010	14.26	.54	1.30	1.84	(.66)	(.66)	— [e]	15.44	12.99	34,289.25		3.54	84

Class B
July 31, 2014	$16.66	.15	.94	1.09	(.07)	(.07)	—	$17.68	6.56	$1,380	1.00	.84	75
July 31, 2013	15.60	.06	1.23	1.29	(.23)	(.23)	—	16.66	8.37	1,235	1.00	.37	89
July 31, 2012	15.90	.18	.13	.31	(.61)	(.61)	—	15.60	2.17	943	1.00	1.17	39
July 31, 2011	14.94	.39	1.01	1.40	(.44)	(.44)	—	15.90	9.46	808	1.00	2.47	55
July 31, 2010	13.84	.42	1.25	1.67	(.57)	(.57)	— [e]	14.94	12.11	695	1.00	2.87	84

Class C
July 31, 2014	$16.71	.15	.95	1.10	(.07)	(.07)	—	$17.74	6.62	$1,587	1.00	.89	75
July 31, 2013	15.65	.06	1.23	1.29	(.23)	(.23)	—	16.71	8.30	1,047	1.00	.35	89
July 31, 2012	15.95	.18	.13	.31	(.61)	(.61)	—	15.65	2.19	856	1.00	1.15	39
July 31, 2011	14.99	.33	1.07	1.40	(.44)	(.44)	—	15.95	9.43	733	1.00	2.08	55
July 31, 2010	13.90	.41	1.27	1.68	(.59)	(.59)	— [e]	14.99	12.14	483	1.00	2.75	84

Class M
July 31, 2014	$16.99	.20	.96	1.16	(.10)	(.10)	—	$18.05	6.81	$154.75		1.12	75
July 31, 2013	15.88	.10	1.26	1.36	(.25)	(.25)	—	16.99	8.62	140.75		.59	89
July 31, 2012	16.14	.24	.11	.35	(.61)	(.61)	—	15.88	2.40	133.75		1.54	39
July 31, 2011	15.16	.46	1.00	1.46	(.48)	(.48)	—	16.14	9.74	213.75		2.91	55
July 31, 2010	14.02	.46	1.27	1.73	(.59)	(.59)	— [e]	15.16	12.38	234.75		3.08	84

Class R
July 31, 2014	$16.67	.23	.95	1.18	(.16)	(.16)	—	$17.69	7.09	$5,348.50		1.35	75
July 31, 2013	15.60	.14	1.23	1.37	(.30)	(.30)	—	16.67	8.86	4,587.50		.84	89
July 31, 2012	15.89	.26	.13	.39	(.68)	(.68)	—	15.60	2.71	3,030.50		1.72	39
July 31, 2011	14.98	.48	1.01	1.49	(.58)	(.58)	—	15.89	10.04	3,172.50		3.06	55
July 31, 2010	13.87	.43	1.31	1.74	(.63)	(.63)	— [e]	14.98	12.62	1,051.50		2.89	84

Class Y
July 31, 2014	$19.26	.44	1.02	1.46	(.23)	(.23)	—	$20.49	7.60	$5,125	—	2.20	75
July 31, 2013	17.97	.24	1.43	1.67	(.38)	(.38)	—	19.26	9.41	7,104	—	1.27	89
July 31, 2012	18.19	.40	.13	.53	(.75)	(.75)	—	17.97	3.22	3,500	—	2.27	39
July 31, 2011	17.01	.61	1.18	1.79	(.61)	(.61)	—	18.19	10.60	10,446	—	3.42	55
July 31, 2010	15.65	.69	1.37	2.06	(.70)	(.70)	— [e]	17.01	13.21	7,976	—	4.10	84

See page 84 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

78 RetirementReady® Funds	RetirementReady® Funds	79

Financial highlights (For a common share outstanding throughout the period)

Putnam RetirementReady 2015 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	Total		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	tions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2014	$17.21	.32	.66	.98	(.19)	(.19)	—	$18.00	5.73	$19,711.25		1.79	87
July 31, 2013	16.51	.19	.84	1.03	(.33)	(.33)	—	17.21	6.31	16,660.25		1.14	80
July 31, 2012	16.93	.29	.10	.39	(.81)	(.81)	—	16.51	2.57	20,617.25		1.79	40
July 31, 2011	16.22	.51	.79	1.30	(.59)	(.59)	—	16.93	8.09	29,768.25		3.06	55
July 31, 2010	15.25	.52	1.17	1.69	(.72)	(.72)	— [e]	16.22	11.20	31,451.25		3.25	90

Class B
July 31, 2014	$16.69	.19	.63	.82	(.11)	(.11)	—	$17.40	4.93	$786	1.00	1.13	87
July 31, 2013	16.00	.05	.84	.89	(.20)	(.20)	—	16.69	5.58	745	1.00	.28	80
July 31, 2012	16.45	.19	.07	.26	(.71)	(.71)	—	16.00	1.82	458	1.00	1.18	40
July 31, 2011	15.78	.37	.77	1.14	(.47)	(.47)	—	16.45	7.27	485	1.00	2.27	55
July 31, 2010	14.88	.39	1.13	1.52	(.62)	(.62)	— [e]	15.78	10.30	467	1.00	2.51	90

Class C
July 31, 2014	$16.69	.17	.65	.82	(.09)	(.09)	—	$17.42	4.94	$689	1.00	.98	87
July 31, 2013	15.99	.05	.83	.88	(.18)	(.18)	—	16.69	5.53	383	1.00	.32	80
July 31, 2012	16.44	.21	.05	.26	(.71)	(.71)	—	15.99	1.81	439	1.00	1.35	40
July 31, 2011	15.75	.37	.77	1.14	(.45)	(.45)	—	16.44	7.29	668	1.00	2.28	55
July 31, 2010	14.88	.32	1.21	1.53	(.66)	(.66)	— [e]	15.75	10.33	673	1.00	2.04	90

Class M
July 31, 2014	$16.98	.23	.65	.88	(.10)	(.10)	—	$17.76	5.21	$150.75		1.30	87
July 31, 2013	16.29	.10	.84	.94	(.25)	(.25)	—	16.98	5.80	145.75		.61	80
July 31, 2012	16.63	.20	.11	.31	(.65)	(.65)	—	16.29	2.06	145.75		1.27	40
July 31, 2011	15.96	.41	.78	1.19	(.52)	(.52)	—	16.63	7.53	329.75		2.51	55
July 31, 2010	15.02	.41	1.18	1.59	(.65)	(.65)	— [e]	15.96	10.65	385.75		2.56	90

Class R
July 31, 2014	$16.62	.27	.64	.91	(.16)	(.16)	—	$17.37	5.49	$2,906.50		1.61	87
July 31, 2013	15.95	.15	.81	.96	(.29)	(.29)	—	16.62	6.09	2,778.50		.89	80
July 31, 2012	16.40	.25	.09	.34	(.79)	(.79)	—	15.95	2.32	2,604.50		1.61	40
July 31, 2011	15.77	.46	.76	1.22	(.59)	(.59)	—	16.40	7.80	2,822.50		2.82	55
July 31, 2010	14.88	.41	1.20	1.61	(.72)	(.72)	— [e]	15.77	10.86	2,011.50		2.63	90

Class Y
July 31, 2014	$17.26	.41	.62	1.03	(.24)	(.24)	—	$18.05	5.99	$4,616	—	2.34	87
July 31, 2013	16.55	.20	.88	1.08	(.37)	(.37)	—	17.26	6.63	4,377	—	1.18	80
July 31, 2012	16.99	.35	.08	.43	(.87)	(.87)	—	16.55	2.84	1,740	—	2.14	40
July 31, 2011	16.29	.55	.79	1.34	(.64)	(.64)	—	16.99	8.32	6,108	—	3.27	55
July 31, 2010	15.31	.58	1.16	1.74	(.76)	(.76)	— [e]	16.29	11.47	5,376	—	3.60	90

See page 84 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

80 RetirementReady® Funds	RetirementReady® Funds	81

Financial highlights (For a common share outstanding throughout the period)

Putnam Retirement Income Fund Lifestyle 1

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	Total		Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	tions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2014	$16.98	.33	.52	.85	(.34)	(.34)	—	$17.49	5.04	$15,527.25		1.90	98
July 31, 2013	16.39	.19	.58	.77	(.18)	(.18)	—	16.98	4.74	14,681.25		1.14	138
July 31, 2012	16.30	.28	.09	.37	(.28)	(.28)	—	16.39	2.35	18,008.25		1.78	40
July 31, 2011	15.87	.51	.39	.90	(.47)	(.47)	—	16.30	5.71	21,075.25		3.16	38
July 31, 2010	14.92	.43	.96	1.39	(.44)	(.44)	— [e]	15.87	9.41	10,077.25		2.71	136

Class B
July 31, 2014	$16.86	.17	.55	.72	(.26)	(.26)	—	$17.32	4.32	$274	1.00	1.01	98
July 31, 2013	16.34	.06	.58	.64	(.12)	(.12)	—	16.86	3.92	172	1.00	.35	138
July 31, 2012	16.30	.17	.08	.25	(.21)	(.21)	—	16.34	1.59	187	1.00	1.05	40
July 31, 2011	15.90	.39	.38	.77	(.37)	(.37)	—	16.30	4.88	206	1.00	2.43	38
July 31, 2010	14.94	.30	.99	1.29	(.33)	(.33)	— [e]	15.90	8.66	42	1.00	1.91	136

Class C
July 31, 2014	$16.91	.20	.51	.71	(.26)	(.26)	—	$17.36	4.25	$710	1.00	1.16	98
July 31, 2013	16.38	.05	.60	.65	(.12)	(.12)	—	16.91	3.98	676	1.00	.28	138
July 31, 2012	16.34	.15	.10	.25	(.21)	(.21)	—	16.38	1.58	536	1.00	.95	40
July 31, 2011	15.93	.41	.37	.78	(.37)	(.37)	—	16.34	4.92	496	1.00	2.50	38
July 31, 2010	14.97	.26	1.02	1.28	(.32)	(.32)	— [e]	15.93	8.61	138	1.00	1.64	136

Class M
July 31, 2014	$17.02	.31	.50	.81	(.29)	(.29)	—	$17.54	4.82	$332.50		1.77	98
July 31, 2013	16.43	.14	.59	.73	(.14)	(.14)	—	17.02	4.47	313.50		.86	138
July 31, 2012	16.34	.24	.09	.33	(.24)	(.24)	—	16.43	2.10	317.50		1.52	40
July 31, 2011	15.91	.38	.44	.82	(.39)	(.39)	—	16.34	5.19	328.72		2.36	38
July 31, 2010	14.95	.35	.97	1.32	(.36)	(.36)	— [e]	15.91	8.90	315.75		2.22	136

Class R
July 31, 2014	$16.97	.30	.51	.81	(.30)	(.30)	—	$17.48	4.78	$1,069.50		1.75	98
July 31, 2013	16.38	.15	.58	.73	(.14)	(.14)	—	16.97	4.47	1,002.50		.92	138
July 31, 2012	16.30	.25	.07	.32	(.24)	(.24)	—	16.38	2.05	1,222.50		1.55	40
July 31, 2011	15.87	.52	.34	.86	(.43)	(.43)	—	16.30	5.46	1,400.50		3.22	38
July 31, 2010	14.92	.34	1.02	1.36	(.41)	(.41)	— [e]	15.87	9.16	193.50		2.18	136

Class Y
July 31, 2014	$17.04	.68 f	.21	.89	(.38)	(.38)	—	$17.55	5.28	$1,203	—	3.96 f	98
July 31, 2013	16.44	.16	.66	.82	(.22)	(.22)	—	17.04	5.04	7,232	—	.93	138
July 31, 2012	16.35	.34	.07	.41	(.32)	(.32)	—	16.44	2.60	992	—	2.14	40
July 31, 2011	15.92	.52	.41	.93	(.50)	(.50)	—	16.35	5.95	5,542	—	3.20	38
July 31, 2010	14.96	.49	.95	1.44	(.48)	(.48)	— [e]	15.92	9.71	2,730	—	3.13	136

See page 84 for notes to financial highlights.

The accompanying notes are an integral part of these financial statements.

82 RetirementReady® Funds	RetirementReady® Funds 83

Financial highlights (Continued)

* Not annualized.

† For the period November 30, 2010 (commencement of operations) to July 31, 2011.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses for the following periods reflect a reduction of the following based on each fund’s average net assets (Note 2):

	7/31/14	7/31/13	7/31/12	7/31/11	7/31/10

Putnam RetirementReady 2055 Fund	3.14%	0.28%	7.30%	23.04%	N/A

Putnam RetirementReady 2050 Fund	0.45	0.13	0.15	0.22	0.13

Putnam RetirementReady 2045 Fund	0.45	0.12	0.12	0.18	0.08

Putnam RetirementReady 2040 Fund	0.35	0.12	0.12	0.17	0.08

Putnam RetirementReady 2035 Fund	0.27	0.11	0.11	0.08	0.08

Putnam RetirementReady 2030 Fund	0.23	0.11	0.11	0.08	0.08

Putnam RetirementReady 2025 Fund	0.23	0.11	0.10	0.08	0.08

Putnam RetirementReady 2020 Fund	0.25	0.11	0.10	0.08	0.08

Putnam RetirementReady 2015 Fund	0.32	0.11	0.11	0.07	0.07

Putnam Retirement Income Fund Lifestyle 1	0.37	0.12	0.12	0.07	0.25

e Amount represents less than $0.01 per share.

f The net investment income and per share amount shown for the period ending July 31, 2014, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

84 RetirementReady® Funds

Notes to financial statements 7/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through July 31, 2014.

Each of the Putnam RetirementReady® Funds: Putnam RetirementReady 2055 Fund, Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, Putnam RetirementReady 2015 Fund, and Putnam Retirement Income Fund Lifestyle 1 (collectively the funds) is a diversified series of Putnam RetirementReady® Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company. Each fund, except the Putnam Retirement Income Fund Lifestyle 1, seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. Putnam Retirement Income Fund Lifestyle 1 seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital.

Currently there are ten separate funds, of which nine have a target date specified by the calendar year in the name of each fund. The target dates are in five-year increments beginning with the year 2015. The tenth fund is named Putnam Retirement Income Fund Lifestyle 1. Amounts invested in each target date fund are allocated among underlying Putnam funds based on the fund’s target date. The target percentages for each target date fund gradually change over time based on the number of years that remain until the target date of the fund so that a fund’s asset allocation will become more conservative as the fund approaches its target date. The asset allocation of each target date fund is designed to provide an investment that Putnam Management believes is neither overly aggressive nor overly conservative for a typical investor planning to retire (or otherwise begin using the invested funds) in the target year. When a fund’s target percentages correspond to those of the Putnam Retirement Income Fund Lifestyle 1, which currently is expected to occur during the latter part of the target year, the fund will be merged into the Putnam Retirement Income Fund Lifestyle 1.

These financial statements report on each fund, which may invest in certain Putnam Funds which are managed by Putnam Management. Each fund may invest in the following diversified funds: Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Equity Fund, Putnam Dynamic Asset Allocation Growth Fund and Putnam Money Market Fund (the underlying Putnam Funds). The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% (4.00% for Putnam Retirement Income Fund Lifestyle 1) and 3.50% (3.25% for Putnam Retirement Income Fund Lifestyle 1), respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against each fund. However, each fund’s management team expects the risk of material loss to be remote.

RetirementReady® Funds 85

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of each fund’s shares is based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending Each fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the funds to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the funds did not utilize the program.

Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Each fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the funds’ federal tax returns for the prior three fiscal years, or life of the fund, if shorter, remain subject to examination by the Internal Revenue Service.

86 RetirementReady® Funds

At July 31, 2014, the following funds had capital loss carryovers in the following amounts available to the extent allowed by the Code to offset future net capital gain, if any, which will expire on the following dates:

Loss carryover

	Short-term	Long-term	Total	Expiration

Putnam RetirementReady 2050 Fund	$2,892,556	N/A	$2,892,556	July 31, 2018

Putnam RetirementReady 2045 Fund	7,018,306	N/A	7,018,306	July 31, 2018

Putnam RetirementReady 2040 Fund	9,000,523	N/A	9,000,523	July 31, 2018

Putnam RetirementReady 2035 Fund	13,354,043	N/A	13,354,043	July 31, 2018

Putnam RetirementReady 2030 Fund	18,523,825	N/A	18,523,825	July 31, 2018

Putnam RetirementReady 2025 Fund	23,484,433	N/A	23,484,433	July 31, 2018

Putnam RetirementReady 2020 Fund	27,603,904	N/A	27,603,904	July 31, 2018

Putnam RetirementReady 2015 Fund	24,486,971	N/A	24,486,971	July 31, 2018

Putnam Retirement Income Fund	2,677,161	N/A	2,677,161	July 31, 2017
Lifestyle 1	3,966,628	N/A	3,966,628	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund, as applicable, will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, Putnam RetirementReady 2055 Fund has elected to defer $3,238 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2014 and July 31, 2014, and (ii) specified ordinary and currency losses recognized during the period between November 1, 2013 and July 31, 2014), to its fiscal year ending July 31, 2015.

Distributions to shareholders Each fund normally distributes any net investment income and any net realized capital gains annually, except the Putnam Retirement Income Fund Lifestyle 1, which normally distributes any net investment income monthly and any net realized capital gains annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and/or permanent difference for the following funds:

Differences during the period

Putnam RetirementReady 2055 Fund	losses on wash sale transactions, late year loss deferrals and
Reclass of Short Term Capital Gain Distributions from Underlying
Putnam Funds

Putnam RetirementReady 2050 Fund	losses on wash sale transactions and Reclass of Short Term
Capital Gain Distributions from Underlying Putnam Funds

Putnam RetirementReady 2045 Fund	losses on wash sale transactions and Reclass of Short Term
Capital Gain Distributions from Underlying Putnam Funds

Putnam RetirementReady 2040 Fund	losses on wash sale transactions and Reclass of Short Term
Capital Gain Distributions from Underlying Putnam Funds

Putnam RetirementReady 2035 Fund	losses on wash sale transactions and Reclass of Short Term
Capital Gain Distributions from Underlying Putnam Funds

Putnam RetirementReady 2030 Fund	losses on wash sale transactions

Putnam RetirementReady 2025 Fund	losses on wash sale transactions

Putnam RetirementReady 2020 Fund	losses on wash sale transactions

Putnam RetirementReady 2015 Fund	losses on wash sale transactions

Putnam Retirement Income Fund Lifestyle 1	losses on wash sale transactions

RetirementReady® Funds 87

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund’s reclassified the following amounts:

		Accumulated net
		realized gain/(loss)
	Undistributed net	on investment
	investment income	transactions	Paid-in-capital

Putnam RetirementReady 2055 Fund	$35,706	$(35,706)	$—

Putnam RetirementReady 2050 Fund	196,932	(196,932)	—

Putnam RetirementReady 2045 Fund	208,847	(208,847)	—

Putnam RetirementReady 2040 Fund	168,034	(168,034)	—

Putnam RetirementReady 2035 Fund	62,364	(62,364)	—

Putnam RetirementReady 2030 Fund	—	—	—

Putnam RetirementReady 2025 Fund	—	—	—

Putnam RetirementReady 2020 Fund	—	—	—

Putnam RetirementReady 2015 Fund	—	—	—

Putnam Retirement Income Fund	—	—	—
Lifestyle 1

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)	Undistributed ordinary income	Undistributed short-term gain	Undistributed long-term gain	Capital loss carryover	Late year ordinary loss deferral	Cost for federal income tax purposes

Putnam RetirementReady 2055 Fund

$17,270	$(11,363)	$5,907	$—	$130,635	$60,036	$—	$(3,238)	$2,333,638

Putnam RetirementReady 2050 Fund

339,995	(24,189)	315,806	29,999	—	—	(2,892,556)	—	11,858,062

Putnam RetirementReady 2045 Fund

592,974	(33,047)	559,927	272,548	—	—	(7,018,306)	—	17,946,528

Putnam RetirementReady 2040 Fund

978,426	(40,710)	937,716	279,759	—	—	(9,000,523)	—	24,038,771

Putnam RetirementReady 2035 Fund

1,866,918	(53,952)	1,812,966	475,290	—	—	(13,354,043)	—	33,542,049

Putnam RetirementReady 2030 Fund

2,508,143	(55,206)	2,452,937	566,795	—	—	(18,523,825)	—	42,272,961

Putnam RetirementReady 2025 Fund

2,088,414	(53,011)	2,035,403	643,453	—	—	(23,484,433)	—	43,243,657

Putnam RetirementReady 2020 Fund

1,360,566	(35,785)	1,324,781	596,547	—	—	(27,603,904)	—	37,616,684

Putnam RetirementReady 2015 Fund

515,156	(38,927)	476,229	457,279	—	—	(24,486,971)	—	28,387,868

Putnam Retirement Income Fund Lifestyle 1

182,434	(14,884)	167,550	3,843	—	—	(6,643,789)	—	18,952,224

88 RetirementReady® Funds

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The funds do not pay a monthly management fee to Putnam Management.

Each fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract as described above.

Putnam Management has contractually agreed through November 30, 2015 to reimburse the funds for other expenses (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, extraordinary expenses, payments under the funds’ distribution plans and acquired fund fees and expenses). During the reporting period, each fund’s expenses were reduced by the following amounts as a result of this limit:

Fees waived and reimbursed by
the Manager

Putnam RetirementReady 2055 Fund	$56,045

Putnam RetirementReady 2050 Fund	52,466

Putnam RetirementReady 2045 Fund	74,069

Putnam RetirementReady 2040 Fund	80,995

Putnam RetirementReady 2035 Fund	88,771

Putnam RetirementReady 2030 Fund	97,913

Putnam RetirementReady 2025 Fund	99,556

Putnam RetirementReady 2020 Fund	93,680

Putnam RetirementReady 2015 Fund	81,652

Putnam Retirement Income Fund Lifestyle 1	78,377

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of each fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Each fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the funds at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% (0.50% for Putnam Retirement Income Fund Lifestyle 1) and 0.50% of the average net assets attributable to class A,

RetirementReady® Funds 89

class B, class C, class M, and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees for each fund were as follows:

	Class A	Class B	Class C	Class M	Class R	Total

Putnam RetirementReady 2055 Fund	$1,583	$423	$1,769	$255	$574	$4,604

Putnam RetirementReady 2050 Fund	11,416	2,623	3,212	287	11,633	$29,171

Putnam RetirementReady 2045 Fund	20,879	2,648	3,054	393	12,785	$39,759

Putnam RetirementReady 2040 Fund	29,114	7,461	4,542	471	18,223	$59,811

Putnam RetirementReady 2035 Fund	40,219	10,114	5,409	2,114	21,217	$79,073

Putnam RetirementReady 2030 Fund	53,889	12,616	8,943	1,347	33,919	$110,714

Putnam RetirementReady 2025 Fund	64,535	10,115	10,488	1,507	26,123	$112,768

Putnam RetirementReady 2020 Fund	60,582	13,502	12,852	1,113	25,034	$113,083

Putnam RetirementReady 2015 Fund	43,773	8,016	5,316	1,115	15,048	$73,268

Putnam Retirement Income Fund	37,874	2,019	6,896	1,632	5,233	$53,654
Lifestyle 1

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions from the sale of class A and class M shares, and received contingent deferred sales charges from redemptions of class B and class C shares, in the following amounts:

	Class A Net	Class M Net	Class B	Class C
	commissions	commissions	CDSC	CDSC

Putnam RetirementReady 2055 Fund	$1,079	$32	$5	$50

Putnam RetirementReady 2050 Fund	6,058	34	1,000	86

Putnam RetirementReady 2045 Fund	8,961	29	467	30

Putnam RetirementReady 2040 Fund	16,103	139	1,033	198

Putnam RetirementReady 2035 Fund	5,337	152	316	219

Putnam RetirementReady 2030 Fund	14,517	355	1,011	63

Putnam RetirementReady 2025 Fund	8,455	53	110	249

Putnam RetirementReady 2020 Fund	10,920	321	415	43

Putnam RetirementReady 2015 Fund	6,071	—	27	161

Putnam Retirement Income Fund Lifestyle 1	2,795	—	—	32

A deferred sales charge of up to 1.00% and 0.65% (0.40% for Putnam Retirement Income Fund Lifestyle 1) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following amounts on class A and class M redemptions:

	Class A CDSC	Class M CDSC

Putnam RetirementReady 2055 Fund	$—	$—

Putnam RetirementReady 2050 Fund	—	—

Putnam RetirementReady 2045 Fund	—	—

Putnam RetirementReady 2040 Fund	22	—

Putnam RetirementReady 2035 Fund	—	—

Putnam RetirementReady 2030 Fund	—	—

Putnam RetirementReady 2025 Fund	—	—

Putnam RetirementReady 2020 Fund	46	—

Putnam RetirementReady 2015 Fund	5	—

Putnam Retirement Income Fund Lifestyle 1	—	—

90 RetirementReady® Funds

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds were as follows:

	Cost of purchases	Proceeds from sales

Putnam RetirementReady 2055 Fund	$4,591,056	$3,648,882

Putnam RetirementReady 2050 Fund	12,162,526	11,587,132

Putnam RetirementReady 2045 Fund	17,631,789	15,363,262

Putnam RetirementReady 2040 Fund	22,491,552	20,597,965

Putnam RetirementReady 2035 Fund	28,021,176	25,965,892

Putnam RetirementReady 2030 Fund	34,164,002	32,823,703

Putnam RetirementReady 2025 Fund	32,613,249	33,134,692

Putnam RetirementReady 2020 Fund	28,554,622	28,375,386

Putnam RetirementReady 2015 Fund	25,384,469	22,545,616

Putnam Retirement Income Fund Lifestyle 1	21,190,643	26,755,815

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Putnam RetirementReady 2055 Fund

	Year ended 7/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	48,070	$570,732	28,538	$306,458

Shares issued in connection with
reinvestment of distributions	6,016	69,420	951	9,590

	54,086	640,152	29,489	316,048

Shares repurchased	(50,640)	(597,481)	(17,714)	(197,190)

Net increase	3,446	$42,671	11,775	$118,858

	Year ended 7/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	1,834	$21,836	1,344	$13,511

Shares issued in connection with
reinvestment of distributions	336	3,871	47	474

	2,170	25,707	1,391	13,985

Shares repurchased	(14)	(166)	(185)	(2,033)

Net increase	2,156	$25,541	1,206	$11,952

	Year ended 7/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	27,963	$327,331	2,585	$28,000

Shares issued in connection with
reinvestment of distributions	1,080	12,323	80	801

	29,043	339,654	2,665	28,801

Shares repurchased	(2,359)	(28,661)	(9)	(95)

Net increase	26,684	$310,993	2,656	$28,706

RetirementReady® Funds	91

	Year ended 7/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	602	$7,171	1,348	$15,099

Shares issued in connection with
reinvestment of distributions	290	3,348	21	208

	892	10,519	1,369	15,307

Shares repurchased	(885)	(10,825)	—	—

Net increase (decrease)	7	$(306)	1,369	$15,307

	Year ended 7/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	19,727	$236,803	2,894	$32,248

Shares issued in connection with
reinvestment of distributions	764	8,801	34	345

	20,491	245,604	2,928	32,593

Shares repurchased	(1,437)	(17,229)	—	—

Net increase	19,054	$228,375	2,928	$32,593

	Year ended 7/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	73,095	$878,805	52,685	$566,857

Shares issued in connection with
reinvestment of distributions	8,441	97,661	819	8,259

	81,536	976,466	53,504	575,116

Shares repurchased	(46,982)	(553,604)	(24,676)	(257,928)

Net increase	34,554	$422,862	28,828	$317,188

At the close of the reporting period, two shareholders of record owned 9.3% and 5.7% respectively, of the outstanding shares of the fund.

Putnam RetirementReady 2050 Fund

	Year ended 7/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	115,359	$1,890,549	124,956	$1,731,451

Shares issued in connection with
reinvestment of distributions	7,021	114,585	3,864	50,889

	122,380	2,005,134	128,820	1,782,340

Shares repurchased	(133,516)	(2,207,505)	(142,689)	(2,029,134)

Net decrease	(11,136)	$(202,371)	(13,869)	$(246,794)

92 RetirementReady® Funds

	Year ended 7/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	6,365	$102,033	2,835	$38,285

Shares issued in connection with
reinvestment of distributions	310	5,022	67	879

	6,675	107,055	2,902	39,164

Shares repurchased	(2,818)	(47,347)	(1,364)	(18,640)

Net increase	3,857	$59,708	1,538	$20,524

	Year ended 7/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	12,848	$202,193	5,403	$74,432

Shares issued in connection with
reinvestment of distributions	415	6,669	75	970

	13,263	208,862	5,478	75,402

Shares repurchased	(2,678)	(42,771)	(731)	(10,259)

Net increase	10,585	$166,091	4,747	$65,143

	Year ended 7/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	1,134	$18,946	938	$13,482

Shares issued in connection with
reinvestment of distributions	44	725	12	161

	1,178	19,671	950	13,643

Shares repurchased	(144)	(2,190)	(380)	(5,601)

Net increase	1,034	$17,481	570	$8,042

	Year ended 7/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	69,620	$1,110,641	82,730	$1,162,128

Shares issued in connection with
reinvestment of distributions	3,195	51,405	991	12,884

	72,815	1,162,046	83,721	1,175,012

Shares repurchased	(61,611)	(985,248)	(23,485)	(323,847)

Net increase	11,204	$176,798	60,236	$851,165

	Year ended 7/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	85,438	$1,408,038	116,644	$1,661,085

Shares issued in connection with
reinvestment of distributions	7,096	116,083	2,814	37,120

	92,534	1,524,121	119,458	1,698,205

Shares repurchased	(91,199)	(1,486,709)	(50,125)	(700,265)

Net increase	1,335	$37,412	69,333	$997,940

RetirementReady® Funds 93

Putnam RetirementReady 2045 Fund

	Year ended 7/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	254,369	$4,636,464	152,524	$2,353,743

Shares issued in connection with
reinvestment of distributions	5,882	106,647	11,368	165,865

	260,251	4,743,111	163,892	2,519,608

Shares repurchased	(182,742)	(3,363,331)	(172,543)	(2,693,693)

Net increase (decrease)	77,509	$1,379,780	(8,651)	$(174,085)

	Year ended 7/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	2,998	$48,113	4,701	$66,543

Shares issued in connection with
reinvestment of distributions	144	2,407	390	5,261

	3,142	50,520	5,091	71,804

Shares repurchased	(2,248)	(37,642)	(6,614)	(91,415)

Net increase (decrease)	894	$12,878	(1,523)	$(19,611)

	Year ended 7/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	9,048	$154,163	12,709	$180,672

Shares issued in connection with
reinvestment of distributions	162	2,720	262	3,545

	9,210	156,883	12,971	184,217

Shares repurchased	(2,092)	(35,296)	(1,698)	(24,271)

Net increase	7,118	$121,587	11,273	$159,946

	Year ended 7/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	5,698	$102,282	569	$8,489

Shares issued in connection with
reinvestment of distributions	13	225	29	415

	5,711	102,507	598	8,904

Shares repurchased	(38)	(632)	(261)	(4,209)

Net increase	5,673	$101,875	337	$4,695

	Year ended 7/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	51,786	$951,083	82,174	$1,332,684

Shares issued in connection with
reinvestment of distributions	1,643	30,451	1,877	28,004

	53,429	981,534	84,051	1,360,688

Shares repurchased	(44,889)	(818,185)	(23,089)	(366,254)

Net increase	8,540	$163,349	60,962	$994,434

94 RetirementReady® Funds

	Year ended 7/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	92,544	$1,984,540	87,141	$1,602,567

Shares issued in connection with
reinvestment of distributions	3,504	74,839	4,775	81,839

	96,048	2,059,379	91,916	1,684,406

Shares repurchased	(97,169)	(2,060,397)	(37,635)	(677,441)

Net increase (decrease)	(1,121)	$(1,018)	54,281	$1,006,965

Putnam RetirementReady 2040 Fund

	Year ended 7/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	274,441	$5,411,265	211,496	$3,560,346

Shares issued in connection with
reinvestment of distributions	8,233	162,434	10,905	175,128

	282,674	5,573,699	222,401	3,735,474

Shares repurchased	(238,769)	(4,736,107)	(191,117)	(3,271,892)

Net increase	43,905	$837,592	31,284	$463,582

	Year ended 7/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	11,174	$199,387	11,406	$179,686

Shares issued in connection with
reinvestment of distributions	348	6,386	519	7,777

	11,522	205,773	11,925	187,463

Shares repurchased	(15,553)	(285,045)	(2,787)	(44,454)

Net increase (decrease)	(4,031)	$(79,272)	9,138	$143,009

	Year ended 7/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	19,939	$359,912	9,459	$147,478

Shares issued in connection with
reinvestment of distributions	275	5,015	190	2,824

	20,214	364,927	9,649	150,302

Shares repurchased	(3,116)	(56,476)	(4,564)	(69,259)

Net increase	17,098	$308,451	5,085	$81,043

	Year ended 7/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	1,148	$21,547	1,378	$21,827

Shares issued in connection with
reinvestment of distributions	36	680	44	674

	1,184	22,227	1,422	22,501

Shares repurchased	(20)	(379)	(300)	(4,825)

Net increase	1,164	$21,848	1,122	$17,676

RetirementReady® Funds 95

	Year ended 7/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	54,542	$1,095,251	83,033	$1,452,293

Shares issued in connection with
reinvestment of distributions	2,035	41,141	2,578	42,406

	56,577	1,136,392	85,611	1,494,699

Shares repurchased	(50,220)	(1,006,257)	(51,761)	(913,806)

Net increase	6,357	$130,135	33,850	$580,893

	Year ended 7/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	112,430	$2,596,297	128,983	$2,565,855

Shares issued in connection with
reinvestment of distributions	4,215	96,178	3,825	70,835

	116,645	2,692,475	132,808	2,636,690

Shares repurchased	(105,387)	(2,398,919)	(58,573)	(1,130,880)

Net increase	11,258	$293,556	74,235	$1,505,810

Putnam RetirementReady 2035 Fund

	Year ended 7/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	316,066	$6,309,197	263,458	$4,516,209

Shares issued in connection with
reinvestment of distributions	6,298	125,451	10,761	177,130

	322,364	6,434,648	274,219	4,693,339

Shares repurchased	(213,316)	(4,278,224)	(359,896)	(6,283,184)

Net increase (decrease)	109,048	$2,156,424	(85,677)	$(1,589,845)

	Year ended 7/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	13,196	$236,803	12,427	$201,277

Shares issued in connection with
reinvestment of distributions	170	3,132	278	4,254

	13,366	239,935	12,705	205,531

Shares repurchased	(8,070)	(146,786)	(6,093)	(97,706)

Net increase	5,296	$93,149	6,612	$107,825

	Year ended 7/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	12,545	$234,073	13,977	$216,510

Shares issued in connection with
reinvestment of distributions	81	1,492	177	2,715

	12,626	235,565	14,154	219,225

Shares repurchased	(5,594)	(103,736)	(4,838)	(75,064)

Net increase	7,032	$131,829	9,316	$144,161

96 RetirementReady® Funds

	Year ended 7/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	3,122	$58,909	12,860	$222,803

Shares issued in connection with
reinvestment of distributions	80	1,541	20	313

	3,202	60,450	12,880	223,116

Shares repurchased	(2,031)	(38,545)	(1,124)	(19,890)

Net increase	1,171	$21,905	11,756	$203,226

	Year ended 7/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	59,135	$1,125,321	102,174	$1,712,629

Shares issued in connection with
reinvestment of distributions	1,415	27,124	2,140	33,912

	60,550	1,152,445	104,314	1,746,541

Shares repurchased	(68,630)	(1,312,290)	(51,757)	(872,394)

Net increase (decrease)	(8,080)	$(159,845)	52,557	$874,147

	Year ended 7/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	150,960	$3,477,250	214,619	$4,366,878

Shares issued in connection with
reinvestment of distributions	4,546	104,339	4,412	83,524

	155,506	3,581,589	219,031	4,450,402

Shares repurchased	(178,522)	(4,095,651)	(54,803)	(1,101,917)

Net increase (decrease)	(23,016)	$(514,062)	164,228	$3,348,485

Putnam RetirementReady 2030 Fund

	Year ended 7/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	401,703	$7,857,155	296,378	$5,143,445

Shares issued in connection with
reinvestment of distributions	8,554	168,254	10,968	183,392

	410,257	8,025,409	307,346	5,326,837

Shares repurchased	(272,517)	(5,405,531)	(398,484)	(6,999,413)

Net increase (decrease)	137,740	$2,619,878	(91,138)	$(1,672,576)

	Year ended 7/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	8,628	$161,130	19,765	$331,196

Shares issued in connection with
reinvestment of distributions	71	1,336	195	3,111

	8,699	162,466	19,960	334,307

Shares repurchased	(13,755)	(259,339)	(18,788)	(311,943)

Net increase (decrease)	(5,056)	$(96,873)	1,172	$22,364

RetirementReady® Funds 97

	Year ended 7/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	15,277	$285,495	11,955	$199,389

Shares issued in connection with
reinvestment of distributions	93	1,748	144	2,305

	15,370	287,243	12,099	201,694

Shares repurchased	(2,646)	(48,050)	(5,728)	(95,833)

Net increase	12,724	$239,193	6,371	$105,861

	Year ended 7/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	5,758	$109,042	802	$13,783

Shares issued in connection with
reinvestment of distributions	67	1,280	27	446

	5,825	110,322	829	14,229

Shares repurchased	(199)	(3,924)	(10)	(169)

Net increase	5,626	$106,398	819	$14,060

	Year ended 7/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	105,458	$1,970,998	120,128	$2,007,902

Shares issued in connection with
reinvestment of distributions	2,322	43,323	2,591	41,139

	107,780	2,014,321	122,719	2,049,041

Shares repurchased	(80,641)	(1,512,162)	(70,125)	(1,162,996)

Net increase	27,139	$502,159	52,594	$886,045

	Year ended 7/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	121,411	$2,691,465	285,683	$5,729,054

Shares issued in connection with
reinvestment of distributions	5,145	114,691	4,478	84,720

	126,556	2,806,156	290,161	5,813,774

Shares repurchased	(229,641)	(5,080,067)	(57,874)	(1,130,715)

Net increase (decrease)	(103,085)	$(2,273,911)	232,287	$4,683,059

Putnam RetirementReady 2025 Fund

	Year ended 7/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	373,890	$7,500,919	362,683	$6,610,436

Shares issued in connection with
reinvestment of distributions	11,707	234,031	21,997	386,262

	385,597	7,734,950	384,680	6,996,698

Shares repurchased	(294,651)	(5,919,902)	(556,985)	(10,277,721)

Net increase (decrease)	90,946	$1,815,048	(172,305)	$(3,281,023)

98 RetirementReady® Funds

	Year ended 7/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	10,569	$198,282	9,500	$161,608

Shares issued in connection with
reinvestment of distributions	143	2,685	480	7,930

	10,712	200,967	9,980	169,538

Shares repurchased	(15,099)	(285,453)	(8,563)	(147,681)

Net increase (decrease)	(4,387)	$(84,486)	1,417	$21,857

	Year ended 7/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	24,981	$467,325	14,045	$242,703

Shares issued in connection with
reinvestment of distributions	246	4,620	308	5,093

	25,227	471,945	14,353	247,796

Shares repurchased	(5,836)	(109,590)	(8,324)	(138,810)

Net increase	19,391	$362,355	6,029	$108,986

	Year ended 7/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	609	$11,587	4,565	$76,999

Shares issued in connection with
reinvestment of distributions	37	709	167	2,783

	646	12,296	4,732	79,782

Shares repurchased	(3,503)	(65,887)	(611)	(10,692)

Net increase (decrease)	(2,857)	$(53,591)	4,121	$69,090

	Year ended 7/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	67,911	$1,264,749	110,277	$1,894,167

Shares issued in connection with
reinvestment of distributions	2,216	41,459	3,013	49,618

	70,127	1,306,208	113,290	1,943,785

Shares repurchased	(50,708)	(954,502)	(63,941)	(1,090,566)

Net increase	19,419	$351,706	49,349	$853,219

	Year ended 7/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	127,203	$2,566,185	301,261	$5,614,303

Shares issued in connection with
reinvestment of distributions	7,443	149,225	7,996	140,891

	134,646	2,715,410	309,257	5,755,194

Shares repurchased	(292,129)	(5,850,736)	(161,498)	(2,942,361)

Net increase (decrease)	(157,483)	$(3,135,326)	147,759	$2,812,833

RetirementReady® Funds 99

Putnam RetirementReady 2020 Fund

	Year ended 7/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	414,129	$7,444,638	385,076	$6,458,916

Shares issued in connection with
reinvestment of distributions	13,405	239,822	31,504	513,512

	427,534	7,684,460	416,580	6,972,428

Shares repurchased	(353,795)	(6,386,732)	(686,627)	(11,624,570)

Net increase (decrease)	73,739	$1,297,728	(270,047)	$(4,652,142)

	Year ended 7/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	17,218	$297,941	18,160	$296,262

Shares issued in connection with
reinvestment of distributions	313	5,411	942	14,838

	17,531	303,352	19,102	311,100

Shares repurchased	(13,637)	(238,105)	(5,343)	(86,455)

Net increase	3,894	$65,247	13,759	$224,645

	Year ended 7/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	38,066	$660,948	20,514	$332,708

Shares issued in connection with
reinvestment of distributions	291	5,032	740	11,693

	38,357	665,980	21,254	344,401

Shares repurchased	(11,530)	(200,544)	(13,284)	(213,923)

Net increase	26,827	$465,436	7,970	$130,478

	Year ended 7/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	760	$13,172	5,242	$88,250

Shares issued in connection with
reinvestment of distributions	45	798	120	1,918

	805	13,970	5,362	90,168

Shares repurchased	(542)	(9,336)	(5,503)	(91,753)

Net increase (decrease)	263	$4,634	(141)	$(1,585)

	Year ended 7/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	57,987	$998,573	121,121	$1,971,376

Shares issued in connection with
reinvestment of distributions	2,673	46,054	3,756	59,037

	60,660	1,044,627	124,877	2,030,413

Shares repurchased	(33,569)	(577,347)	(43,929)	(714,226)

Net increase	27,091	$467,280	80,948	$1,316,187

100 RetirementReady® Funds

	Year ended 7/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	78,649	$1,585,738	208,689	$3,972,501

Shares issued in connection with
reinvestment of distributions	4,277	85,114	4,070	73,667

	82,926	1,670,852	212,759	4,046,168

Shares repurchased	(201,782)	(4,016,025)	(38,622)	(722,474)

Net increase (decrease)	(118,856)	$(2,345,173)	174,137	$3,323,694

Putnam RetirementReady 2015 Fund

	Year ended 7/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	435,875	$7,747,571	188,752	$3,194,344

Shares issued in connection with
reinvestment of distributions	10,363	181,966	23,726	392,198

	446,238	7,929,537	212,478	3,586,542

Shares repurchased	(319,140)	(5,646,551)	(493,565)	(8,410,028)

Net increase (decrease)	127,098	$2,282,986	(281,087)	$(4,823,486)

	Year ended 7/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	6,043	$102,136	25,180	$414,397

Shares issued in connection with
reinvestment of distributions	311	5,302	312	5,027

	6,354	107,438	25,492	419,424

Shares repurchased	(5,815)	(100,128)	(9,518)	(156,028)

Net increase	539	$7,310	15,974	$263,396

	Year ended 7/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	20,887	$357,884	6,974	$113,936

Shares issued in connection with
reinvestment of distributions	155	2,638	264	4,258

	21,042	360,522	7,238	118,194

Shares repurchased	(4,442)	(75,688)	(11,692)	(191,469)

Net increase (decrease)	16,600	$284,834	(4,454)	$(73,275)

	Year ended 7/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	833	$14,657	387	$6,561

Shares issued in connection with
reinvestment of distributions	49	854	134	2,199

	882	15,511	521	8,760

Shares repurchased	(981)	(17,345)	(886)	(14,926)

Net decrease	(99)	$(1,834)	(365)	$(6,166)

RetirementReady® Funds 101

	Year ended 7/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	46,217	$782,010	63,145	$1,032,465

Shares issued in connection with
reinvestment of distributions	1,625	27,571	3,044	48,642

	47,842	809,581	66,189	1,081,107

Shares repurchased	(47,682)	(816,883)	(62,264)	(1,025,691)

Net increase (decrease)	160	$(7,302)	3,925	$55,416

	Year ended 7/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	171,171	$3,054,651	178,970	$3,079,610

Shares issued in connection with
reinvestment of distributions	3,291	57,860	2,396	39,651

	174,462	3,112,511	181,366	3,119,261

Shares repurchased	(172,314)	(3,027,948)	(32,882)	(556,371)

Net increase	2,148	$84,563	148,484	$2,562,890

At the close of the reporting period, a shareholder of record owned 6.1% of the outstanding shares of the fund.

Putnam Retirement Income Fund Lifestyle 1

	Year ended 7/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	295,675	$5,109,316	356,126	$5,970,109

Shares issued in connection with
reinvestment of distributions	16,526	283,165	11,888	196,971

	312,201	5,392,481	368,014	6,167,080

Shares repurchased	(289,203)	(4,999,977)	(601,952)	(10,187,379)

Net increase (decrease)	22,998	$392,504	(233,938)	$(4,020,299)

	Year ended 7/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	7,446	$128,469	682	$11,394

Shares issued in connection with
reinvestment of distributions	158	2,683	78	1,285

	7,604	131,152	760	12,679

Shares repurchased	(1,969)	(33,974)	(2,022)	(33,839)

Net increase (decrease)	5,635	$97,178	(1,262)	$(21,160)

	Year ended 7/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	4,946	$84,767	12,831	$215,054

Shares issued in connection with
reinvestment of distributions	630	10,716	248	4,087

	5,576	95,483	13,079	219,141

Shares repurchased	(4,695)	(79,925)	(5,794)	(96,818)

Net increase	881	$15,558	7,285	$122,323

102 RetirementReady® Funds

	Year ended 7/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	2,330	$40,340	1,286	$21,669

Shares issued in connection with
reinvestment of distributions	333	5,716	160	2,655

	2,663	46,056	1,446	24,324

Shares repurchased	(2,145)	(37,054)	(2,363)	(39,443)

Net increase (decrease)	518	$9,002	(917)	$(15,119)

	Year ended 7/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	11,869	$204,880	20,628	$345,842

Shares issued in connection with
reinvestment of distributions	1,068	18,271	636	10,499

	12,937	223,151	21,264	356,341

Shares repurchased	(10,789)	(185,909)	(36,849)	(619,871)

Net increase (decrease)	2,148	$37,242	(15,585)	$(263,530)

	Year ended 7/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	85,854	$1,477,667	420,208	$7,181,429

Shares issued in connection with
reinvestment of distributions	8,834	151,578	1,607	27,025

	94,688	1,629,245	421,815	7,208,454

Shares repurchased	(450,690)	(7,745,772)	(57,609)	(976,974)

Net increase (decrease)	(356,002)	$(6,116,527)	364,206	$6,231,480

At the close of the reporting period, Putnam Investments, LLC owned the following shares of each fund:

		Percentage of shares	Fair value at the end of
	Shares owned	outstanding	the reporting period

Putnam RetirementReady 2055 Fund
class B	1,249	27.11%	$14,901

Putnam RetirementReady 2055 Fund
class M	1,255	50.44	15,035

Putnam RetirementReady 2055 Fund
class R	1,268	5.39	15,191

Putnam RetirementReady 2050 Fund
class M	99	3.27	1,697

Putnam RetirementReady 2045 Fund
class M	70	1.01	1,285

Putnam RetirementReady 2045 Fund
class Y	775	0.31	17,244

RetirementReady® Funds 103

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which a fund owned at least 5% of the outstanding voting securities, were as follows:

Putnam RetirementReady 2055 Fund

	Fair value
	at the					Fair value
	beginning					at the end
	of the					of the
	reporting	Purchase	Sale	Investment	Capital gain	reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund Class Y	$7,289	$28,538	$21,574	$178	$—	$14,278

Putnam Absolute Return
300 Fund Class Y	—	—	—	—	—	—

Putnam Absolute Return
500 Fund Class Y	27,119	103,394	79,106	687	—	51,870

Putnam Absolute Return
700 Fund Class Y	92,847	349,369	269,679	1,905	—	175,966

Putnam Dynamic Asset
Allocation Balanced Fund
Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Conservative
Fund Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund
Class Y	936,687	3,367,864	2,679,841	10,382	93,845	1,712,193

Putnam Dynamic Asset
Allocation Growth Fund
Class Y	203,763	714,449	576,515	4,658	—	374,300

Putnam Money Market
Fund Class A	5,664	27,442	22,167	—	—	10,938

Totals	$1,273,369	$4,591,056	$3,648,882	$17,810	$93,845	$2,339,545

104 RetirementReady® Funds

Putnam RetirementReady 2050 Fund

	Fair value
	at the					Fair value
	beginning					at the end
	of the					of the
	reporting	Purchase	Sale	Investment	Capital gain	reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund Class Y	$81,348	$127,524	$97,733	$1,643	$—	$111,507

Putnam Absolute Return
300 Fund Class Y	—	—	—	—	—	—

Putnam Absolute Return
500 Fund Class Y	227,035	280,711	241,451	4,231	—	269,987

Putnam Absolute Return
700 Fund Class Y	777,314	936,644	823,129	11,742	—	915,748

Putnam Dynamic Asset
Allocation Balanced Fund
Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Conservative
Fund Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund
Class Y	7,342,040	7,805,292	7,749,200	58,158	525,727	7,984,833

Putnam Dynamic Asset
Allocation Growth Fund
Class Y	2,186,715	2,866,579	2,539,195	42,346	—	2,836,380

Putnam Money Market
Fund Class A	46,061	145,776	136,424	6	—	55,413

Totals	$10,660,513	$12,162,526	$11,587,132	$118,126	$525,727	$12,173,868

RetirementReady® Funds 105

Putnam RetirementReady 2045 Fund

	Fair value
	at the					Fair value
	beginning					at the end
	of the					of the
	reporting	Purchase	Sale	Investment	Capital gain	reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund Class Y	$212,159	$315,291	$227,263	$4,178	$—	$301,160

Putnam Absolute Return
300 Fund Class Y	—	—	—	—	—	—

Putnam Absolute Return
500 Fund Class Y	315,766	403,718	314,382	6,049	—	410,275

Putnam Absolute Return
700 Fund Class Y	1,081,104	1,347,195	1,071,756	16,786	—	1,391,798

Putnam Dynamic Asset
Allocation Balanced Fund
Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Conservative
Fund Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund
Class Y	7,794,908	8,439,951	7,821,178	61,677	557,533	9,028,580

Putnam Dynamic Asset
Allocation Growth Fund
Class Y	5,339,962	6,796,577	5,620,047	102,105	—	7,290,201

Putnam Money Market
Fund Class A	64,019	329,057	308,636	7	—	84,441

Totals	$14,807,918	$17,631,789	$15,363,262	$190,802	$557,533	$18,506,455

106 RetirementReady® Funds

Putnam RetirementReady 2040 Fund

	Fair value
	at the					Fair value
	beginning					at the end
	of the					of the
	reporting	Purchase	Sale	Investment	Capital gain	reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund Class Y	$500,119	$692,460	$508,989	$9,809	$—	$685,738

Putnam Absolute Return
300 Fund Class Y	—	—	—	—	—	—

Putnam Absolute Return
500 Fund Class Y	487,262	690,652	507,525	10,330	—	679,393

Putnam Absolute Return
700 Fund Class Y	1,529,279	1,763,527	1,439,484	23,670	—	1,902,949

Putnam Dynamic Asset
Allocation Balanced Fund
Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Conservative
Fund Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund
Class Y	7,000,287	6,281,200	6,748,963	49,624	448,580	7,039,686

Putnam Dynamic Asset
Allocation Growth Fund
Class Y	11,310,365	12,780,025	11,133,600	210,327	—	14,555,016

Putnam Money Market
Fund Class A	89,421	283,688	259,404	9	—	113,705

Totals	$20,916,733	$22,491,552	$20,597,965	$303,769	$448,580	$24,976,487

RetirementReady® Funds 107

Putnam RetirementReady 2035 Fund

	Fair value
	at the					Fair value
	beginning					at the end
	of the					of the
	reporting	Purchase	Sale	Investment	Capital gain	reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund Class Y	$722,223	$756,600	$583,285	$13,445	$—	$898,011

Putnam Absolute Return
300 Fund Class Y	116,099	295,460	159,290	9,487	—	252,857

Putnam Absolute Return
500 Fund Class Y	1,172,814	1,336,937	999,220	24,346	—	1,530,315

Putnam Absolute Return
700 Fund Class Y	2,650,259	2,835,394	2,209,765	43,778	—	3,364,265

Putnam Dynamic Asset
Allocation Balanced Fund
Class Y	1,141,040	2,058,619	1,337,193	28,985	—	2,054,356

Putnam Dynamic Asset
Allocation Conservative
Fund Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund
Class Y	3,197,732	2,015,411	2,894,742	18,417	166,487	2,506,864

Putnam Dynamic Asset
Allocation Growth Fund
Class Y	20,609,473	17,223,988	16,514,303	361,742	—	24,011,015

Putnam Money Market
Fund Class A	506,659	1,498,767	1,268,094	67	—	737,332

Totals	$30,116,299	$28,021,176	$25,965,892	$500,267	$166,487	$35,355,015

108 RetirementReady® Funds

Putnam RetirementReady 2030 Fund

	Fair value
	at the					Fair value
	beginning					at the end
	of the					of the
	reporting	Purchase	Sale	Investment	Capital gain	reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund Class Y	$1,145,225	$1,158,930	$856,833	$22,224	$—	$1,451,700

Putnam Absolute Return
300 Fund Class Y	882,116	1,199,661	762,253	50,753	—	1,323,000

Putnam Absolute Return
500 Fund Class Y	2,053,158	1,862,302	1,477,573	40,221	—	2,472,144

Putnam Absolute Return
700 Fund Class Y	4,590,799	4,060,289	3,302,598	73,215	—	5,501,487

Putnam Dynamic Asset
Allocation Balanced Fund
Class Y	8,607,927	10,094,194	7,482,185	187,029	—	12,436,228

Putnam Dynamic Asset
Allocation Conservative
Fund Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Equity Fund
Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Growth Fund
Class Y	21,178,362	13,137,118	16,592,190	310,157	—	20,113,380

Putnam Money Market
Fund Class A	1,126,522	2,651,508	2,350,071	132	—	1,427,959

Totals	$39,584,109	$34,164,002	$32,823,703	$683,731	$—	$44,725,898

RetirementReady® Funds 109

Putnam RetirementReady 2025 Fund

	Fair value
	at the					Fair value
	beginning					at the end
	of the					of the
	reporting	Purchase	Sale	Investment	Capital gain	reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund Class Y	$1,651,807	$1,490,087	$1,176,360	$32,233	$—	$1,970,334

Putnam Absolute Return
300 Fund Class Y	2,364,828	2,400,721	1,773,318	122,782	—	2,995,037

Putnam Absolute Return
500 Fund Class Y	3,102,118	2,809,106	2,240,068	64,720	—	3,722,797

Putnam Absolute Return
700 Fund Class Y	5,684,199	4,020,443	3,732,582	87,367	—	6,144,068

Putnam Dynamic Asset
Allocation Balanced Fund
Class Y	20,139,619	14,203,365	14,246,411	358,478	—	22,365,779

Putnam Dynamic Asset
Allocation Conservative
Fund Class Y	423,051	968,330	543,915	15,357	—	908,964

Putnam Dynamic Asset
Allocation Equity Fund
Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Growth Fund
Class Y	7,586,221	3,269,947	6,285,973	85,885	—	5,225,124

Putnam Money Market
Fund Class A	1,631,772	3,451,250	3,136,065	183	—	1,946,957

Totals	$42,583,615	$32,613,249	$33,134,692	$767,005	$—	$45,279,060

110 RetirementReady® Funds

Putnam RetirementReady 2020 Fund

	Fair value
	at the					Fair value
	beginning					at the end
	of the					of the
	reporting	Purchase	Sale	Investment	Capital gain	reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund Class Y	$1,862,908	$1,532,002	$1,238,751	$35,104	$—	$2,161,852

Putnam Absolute Return
300 Fund Class Y	3,563,325	3,066,994	2,406,089	172,095	—	4,229,340

Putnam Absolute Return
500 Fund Class Y	4,909,116	4,510,989	3,470,211	104,170	—	6,036,321

Putnam Absolute Return
700 Fund Class Y	4,492,246	2,656,198	2,892,629	61,813	—	4,379,034

Putnam Dynamic Asset
Allocation Balanced Fund
Class Y	15,568,340	8,377,868	11,400,858	238,229	—	13,991,767

Putnam Dynamic Asset
Allocation Conservative
Fund Class Y	4,440,471	4,667,477	3,519,857	107,315	—	6,003,926

Putnam Dynamic Asset
Allocation Equity Fund
Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Growth Fund
Class Y	—	—	—	—	—	—

Putnam Money Market
Fund Class A	1,843,122	3,743,094	3,446,991	204	—	2,139,225

Totals	$36,679,528	$28,554,622	$28,375,386	$718,930	$—	$38,941,465

RetirementReady® Funds	111

Putnam RetirementReady 2015 Fund

	Fair value
	at the					Fair value
	beginning					at the end
	of the					of the
	reporting	Purchase	Sale	Investment	Capital gain	reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund Class Y	$1,775,767	$1,927,527	$1,444,027	$33,023	$—	$2,265,431

Putnam Absolute Return
300 Fund Class Y	3,865,788	4,375,879	3,198,643	184,594	—	5,052,590

Putnam Absolute Return
500 Fund Class Y	5,909,177	6,104,097	4,738,403	114,135	—	7,366,792

Putnam Absolute Return
700 Fund Class Y	1,483,843	922,914	1,232,562	15,242	—	1,202,669

Putnam Dynamic Asset
Allocation Balanced Fund
Class Y	3,668,380	2,072,870	3,330,799	45,928	—	2,663,665

Putnam Dynamic Asset
Allocation Conservative
Fund Class Y	6,924,648	6,888,216	5,769,911	145,770	—	8,585,095

Putnam Dynamic Asset
Allocation Equity Fund
Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Growth Fund
Class Y	—	—	—	—	—	—

Putnam Money Market
Fund Class A	1,466,160	3,092,966	2,831,271	153	—	1,727,855

Totals	$25,093,763	$25,384,469	$22,545,616	$538,845	$—	$28,864,097

112 RetirementReady® Funds

Putnam Retirement Income Fund Lifestyle 1

	Fair value
	at the					Fair value
	beginning					at the end
	of the					of the
	reporting	Purchase	Sale	Investment	Capital gain	reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund Class Y	$2,138,822	$1,854,464	$2,265,347	$37,485	$—	$1,729,351

Putnam Absolute Return
300 Fund Class Y	5,013,807	4,355,421	5,289,915	220,411	—	4,057,707

Putnam Absolute Return
500 Fund Class Y	7,236,108	5,940,121	7,550,992	131,558	—	5,710,914

Putnam Absolute Return
700 Fund Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Balanced Fund
Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Conservative
Fund Class Y	8,275,855	6,643,379	8,979,049	139,116	—	6,479,527

Putnam Dynamic Asset
Allocation Equity Fund
Class Y	—	—	—	—	—	—

Putnam Dynamic Asset
Allocation Growth Fund
Class Y	—	—	—	—	—	—

Putnam Money Market
Fund Class A	1,415,529	2,397,258	2,670,512	127	—	1,142,275

Totals	$24,080,121	$21,190,643	$26,755,815	$528,697	$—	$19,119,774

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam Funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

RetirementReady® Funds 113

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the Putnam RetirementReady 2055 Fund hereby designates $69,770 as a capital gain dividend with respect to the taxable year ended July 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Each fund designated the following percentages of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Qualifying %

Putnam RetirementReady 2055 Fund	10.48%

Putnam RetirementReady 2050 Fund	43.09

Putnam RetirementReady 2045 Fund	45.33

Putnam RetirementReady 2040 Fund	49.85

Putnam RetirementReady 2035 Fund	55.08

Putnam RetirementReady 2030 Fund	54.18

Putnam RetirementReady 2025 Fund	63.33

Putnam RetirementReady 2020 Fund	38.34

Putnam RetirementReady 2015 Fund	27.79

Putnam Retirement Income Fund Lifestyle 1	21.88

For the reporting period, each fund hereby designates the following percentages, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

Qualifying %

Putnam RetirementReady 2055 Fund	14.70%

Putnam RetirementReady 2050 Fund	60.80

Putnam RetirementReady 2045 Fund	64.93

Putnam RetirementReady 2040 Fund	72.83

Putnam RetirementReady 2035 Fund	81.40

Putnam RetirementReady 2030 Fund	77.94

Putnam RetirementReady 2025 Fund	46.18

Putnam RetirementReady 2020 Fund	51.43

Putnam RetirementReady 2015 Fund	37.13

Putnam Retirement Income Fund Lifestyle 1	28.79

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

114 RetirementReady® Funds

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	8,764,496	165,014

Ravi Akhoury	8,756,129	173,380

Barbara M. Baumann	8,809,675	119,834

Jameson A. Baxter	8,803,170	126,339

Charles B. Curtis	8,785,609	143,901

Robert J. Darretta	8,791,106	138,403

Katinka Domotorffy	8,806,722	122,787

John A. Hill	8,810,793	118,717

Paul L. Joskow	8,792,777	136,733

Kenneth R. Leibler	8,831,299	98,210

Robert E. Patterson	8,770,941	158,568

George Putnam, III	8,817,451	112,058

Robert L. Reynolds	8,798,101	131,408

W. Thomas Stephens	8,745,981	183,528

A proposal to approve a new management contract between each fund and Putnam Management was approved as follows:

	Votes	Votes		Broker
	for	against	Abstentions	non-votes

Putnam RetirementReady 2055 Fund	105,516	—	—	596

Putnam RetirementReady 2050 Fund	400,591	—	76,468	8,828

Putnam RetirementReady 2045 Fund	546,056	—	2,169	17,242

Putnam RetirementReady 2040 Fund	632,045	15,400	2,833	52,183

Putnam RetirementReady 2035 Fund	870,644	—	47,321	125,231

Putnam RetirementReady 2030 Fund	1,251,644	37,560	6,498	143,874

Putnam RetirementReady 2025 Fund	1,355,221	950	7,054	183,514

Putnam RetirementReady 2020 Fund	1,218,189	18,896	2,743	162,066

Putnam RetirementReady 2015 Fund	804,023	10,763	6,184	93,577

Putnam Retirement Income Fund Lifestyle 1	602,557	10,941	58,486	51,643

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

7,880,084	42,438	168,233	838,754

All tabulations are rounded to the nearest whole number.

RetirementReady® Funds 115

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

116 RetirementReady® Funds

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

RetirementReady® Funds 117

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each
Officer is One Post Office Square, Boston, MA 02109.

118 RetirementReady® Funds

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

RetirementReady® Funds 119

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

120 RetirementReady® Funds

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund
George Putnam Balanced Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

RetirementReady® Funds 121

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Marketing Services	Robert E. Patterson
Putnam Retail Management	George Putnam, III	Janet C. Smith
One Post Office Square	Robert L. Reynolds	Vice President,
Boston, MA 02109	W. Thomas Stephens	Principal Accounting Officer,
and Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	Susan G. Malloy
and Trust Company	President	Vice President and
Assistant Treasurer
Legal Counsel	Jonathan S. Horwitz
Ropes & Gray LLP	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Auditor	Compliance Liaison
PricewaterhouseCoopers LLP		Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

122 RetirementReady® Funds

This report is for the information of shareholders of Putnam RetirementReady® Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

RetirementReady® Funds 123

This page left blank intentionally.

124 RetirementReady® Funds

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN097
289532 9/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2014	$141,086	$ —	$56,376	$ —
July 31, 2013	$140,830	$ —	$55,825	$ —

For the fiscal years ended July 31, 2014 and July 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $632,550 and $203,325 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2014	$ —	$576,174	$ —	$ —

July 31, 2013*	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam RetirementReady Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 26, 2014